F I R M O V E R V I E W Marianne Lake, Chief Financial Officer February 28, 2017

Strong fundamentals and execution

JPMorgan Chase overview

1 Building exceptional client franchises

- Four leading client franchises – together delivering significant value
- Client focus and long-term approach – consistently investing and innovating

2 Operating with fortress principles

- Strong foundation – capital, liquidity, balance sheet, risk discipline
- Better, faster, simpler
- Commitment to controls and culture

3 Maximizing long-term shareholder value

- Delivering strong capital returns – while adapting capital and liquidity frameworks
- Delivering significant operating leverage – while investing through-the-cycle

Leading to

~15% ROTCE	11%+ CET1 ratio	55%+/- Overhead ratio	55-75% Net payout ratio

FIRM OVERVIEW

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JPMORGAN CHASE & CO.

2016 results – strong financial performance on an absolute basis… JPMorgan Chase overview F I R M O V E R V I E W Revenue1 Adjusted expense2 Net income CET15 Capital return  Diversification supporting revenue, despite low rates and macro volatility  Net interest income of $47B and noninterest revenue of $52B  1% decrease in the adjusted overhead ratio  Modest legal benefit  Record net income and record EPS – record 6 out of the past 7 years  Increased CET1 by 60bps while returning $15B of net capital to shareholders  65% net payout ratio in 2016 ROTCE3  Significant shareholder value added – among best in class returns $99B $56.1B 57% $24.7B $6.19 13% 12.2% $15B Note: For footnoted information, refer to slide 37 2

… and on a relative basis – JPM continues to be a leader JPMorgan Chase overview F I R M O V E R V I E W FY2016 Overhead ratio1,2 FY2016 Managed revenue1 ($B) $99 $90 $85 $71 $31 $35 JPM WFC BAC C GS MS 56% 59% 65% 58% 66% 74% JPM WFC BAC C GS MS 3% (3)% 15% (13)% 34% 1% JPM WFC BAC C GS MS FY2016 EPS YoY growth FY2016 TBVPS7 YoY growth 7% 4% 9% 7% 7% 6% JPM WFC BAC C GS MS FY2016 Net capital distribution ($B) 4% 10-year CAGR 5% (11)% (20)%3 (2)% (8)% $15 $13 $8 $11 $7 $5 JPM WFC BAC C GS MS $25 $22 $18 $15 $7 $6 2016 Net Income 13% 14% 10% 8% 10% 9% JPM WFC BAC C GS MS (–) FY2016 ROTCE4 SVA5,6 (–) (–) (–) Note: For footnoted information, refer to slide 38 3

Sustained tangible book value growth JPMorgan Chase overview F I R M O V E R V I E W TBVPS and dividends are building blocks of value creation $18.88 $21.96 $22.52 $27.09 $30.12 $33.62 $38.68 $40.72 $44.60 $48.13 $51.44 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Tangible book value per share (“TBVPS”)1,2 11% 10Y CAGR 9% 5Y CAGR 8% 3Y CAGR 7% YoY growth 7.6% 1.3% 3.4% + / - TCE Repurchases Dividends Multiple Expansion / (Contraction) 9% 5-year average value creation Cumulative net capital return ($B) 2006-2016 $57B 1 Refer to note 3 on slide 37 2 2010-2014 has been revised to reflect the adoption of new accounting guidance for investments in affordable housing projects 4

Our operating model is centered around our clients

JPMorgan Chase overview

FIRM OVERVIEW

Operating model



Stable performance
Deepening client relationships
Share gains and leadership positions
Diversified businesses
Scale and efficiency
Fortress principles
Optimization against constraints
J.P.Morgan
&
CHASE
Iconic brands

Client segmentation



Wholesale
Individuals
Communities and Non-profits
Commercial Real Estate
Sovereigns
Financial Advisors
Middle Market Banking $20-500mm revenue
Corporate Client Banking $500mm-2B revenue
Business Banking <$20mm revenue
Multinationals >$2B revenue
Institutional investors
Consumer
Affluent/High net worth
Ultra high net worth
CB
CIB
CCB
AWM¹
~50% of U.S. households
>80% of Fortune 500 companies

Cannot be replicated – complete, global, diversified and at scale – built over decades

[1] Asset & Wealth Management (formerly Asset Management or "AM")

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JPMORGAN CHASE & CO.

Disciplined resource allocation and granular performance measurement JPMorgan Chase overview F I R M O V E R V I E W 1 Net income applicable to common equity (“NIAC”) 2 Excludes Corporate 3 Annualized asset growth from 4Q14-4Q16 with the exception of Consumer Banking which is deposit growth (30%) (20%) (10%) - 10% 20% 30% 40% - 5% 10% 15% 20% 25% 30% 35% Ba lan ce sh ee t g ro wt h ROE Sub-LOB pro-forma ROE (2016 NIAC1, 2017 equity) and shareholder value add dollars2 Majority of our sub-LOBs clear their cost of equity Below ke Positive SVA 3 >30% Legend Color LOB CCB CIB CB AWM Bubble size – SVA $ Empty bubble – neg SVA 6

F I R M O V E R V I E W Benefits of a diversified platform on returns and in stress JPMorgan Chase overview 1 Source: Peer disclosures in SEC filings and SNL Financial; Based on fully phased-in risk-weighted assets (“RWA”), where available, subject to Collins Floor 2 Source: FRB 2016 DFAST disclosure, Pillar 3 Report – 4Q15 market RWA 3 Source: FRB 2016 DFAST disclosure – represents launch to trough CET1 depletion from FRB-provided results; does not represent estimates of the stress capital buffer (“SCB”) (350 bps) (370 bps) (390 bps) (520 bps) (610 bps) (730 bps) BAC JPM WFC GS C MS 166 bps 163 bps 156 bps 129 bps 124 bps 116 bps JPM WFC MS GS C BAC (17.5%) (18.2%) (22.5%) (23.0%) (23.4%) (26.3%) GS MS C JPM BAC WFC 2016 ROA1 2016 Return on RWA1 2016 DFAST market shock as % of market risk RWA2 2016 DFAST CET1 launch to trough change3 116 bps 100 bps 84 bps 82 bps 82 bps 75 bps WFC JPM GS C BAC MS 137 bps 91 bps 50 bps 50 bps 66 bps 82 bps 5-year avg. 150 bps 73 bps 101 bps 139 bps 87 bps 163 bps 5-year avg. 7

Agenda

1 **Building exceptional client franchises**

2 Operating with fortress principles

3 Maximizing long-term shareholder value

- Capital and liquidity
- Operating leverage and financial simulation

Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

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JPMorgan Chase & Co.

1 Leading client franchises

Building exceptional client franchises

Client franchises built over the long-term

		2006	2015	2016	
CCB	Deposits market share[1]	3.6%	7.9%	8.3%	Relationships with ~**50% of U.S. households**
	# of top 50 Chase markets where we are #1 (top 3)	*11 (25)*	*12 (40)*	*14 (38)*	Industry leading deposit growth[12]
	Average deposits growth rate	8%	9%	10%	#1 U.S. credit card issuer[13]
	Active mobile customers growth rate	n/m	20%	16%	#1 U.S. co-brand credit card issuer[14]
	Credit card sales market share[2]	15.9%	21.1%	21.5%	#1 rated mobile banking app[15]
	Merchant processing volume[3] ($B)	$661	$949	$1,063	#1 U.S. credit and debit payments volume[16]; #2 merchant acquirer[17]
CIB	Global IB fees[4]	#2	#1	#1	**>80% of Fortune 500 companies** do business with us
	Market share[4]	*8.7%*	*7.9%*	*8.1%*	#1 in both North America & EMEA IB fees[18]
	Total Markets revenue[5]	#8	#1	#1	#1 in Global Debt, Equity & Equity-related[18]
	Market share[5]	*6.3%*	*9.7%*	*11.4%*	#1 in Global Long-Term Debt & Loan Syndications[18]
	FICC[5]	#7	#1	#1	#1 FICC productivity[19]
	Market share[5]	*7.0%*	*10.3%*	*12.0%*	Top 3 Custodian globally with AUC of $20.5T[20]
	Equities[5]	#8	#3	#2	#1 in USD clearing volumes with 19% share in 2016[21]
	Market share[5]	*5.0%*	*8.8%*	*10.1%*	
CB	# of MSAs with Middle Market banking presence[6]	26	45	47	Unparalleled platform capabilities – competitive advantage
	Multifamily lending[7]	#28	#1	#1	#1 in perceived customer satisfaction[22]
	Gross investment banking revenue ($B)	$0.7	$2.2	$2.3	Top 3 in overall middle market, large middle market and asset-based lending bookrunner[23]
	% of North America IB fees	*16%*	*36%*	*40%*	Industry-leading credit performance – 5th straight year of net recoveries or single digit NCO rate
AWM	Mutual funds with a 4/5 star rating[8]	119	214	220	83% of 10-year LT mutual fund AUM in top 2 quartiles[24]
	Ranking of LT client asset flows[9]	n/a	#4	#2	Positive client asset flows every year since 2004
	Active AUM market share[10]	*1.8%*	*2.6%*	*2.5%*	#2 Global Private Bank & #1 LatAm Private Bank[25]
	North America Private Bank (Euromoney)	#1	#1	#1	Revenue and LT AUM growth ~80% since 2006
	Client assets market share[11]	*3.0%*	*4.4%*	*4.4%*	Doubled WM client assets (1.6x industry rate) since 2006[10]

FIRM OVERVIEW

Note: For footnoted information, refer to slide 39

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JPMORGAN CHASE & CO.

Proven best-in-class long-term performance Building exceptional client franchises F I R M O V E R V I E W 1 Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 40 4% 7% 4% 8% 1% 5% 10% 6% 6% 4% 4% 2% JPM WFC BAC USB C PNC Total EOP Retail 9% 8% 6% 5% 5% 3% JPM WFC PNC USB BAC C Deposits: 5-year CAGR3 EOP core loans1: 5-year CAGR2 5 ~7% excluding non-op reduction4 2016 YoY growth Total 7% 7% 5% 11% 2% 3% Ret il 11% 8 5% 4 $131 $96 $87 $86 $75 JPM Peer 1 Peer 2 Peer 3 Peer 4 Markets revenue IB fees Markets revenue & IB fees ($B): Cumulative 5-years6 LT net client asset flows ($B): Cumulative 5-years 11% 8% 8% 7% 7% 8 7 5 6 6 2016 Share Markets7 IB Fees8 2016 YoY growth 10% 10% 2% 5% 6% 415% avg. $628 $408 $246 $220 $217 $172 $148 ($337) BLK JPM GS UBS MS BK CS Allianz 2016 $181 $52 $42 $20 $41 ($14) $34 ($25) 10,11 9 10 10

Proven best-in-class long-term performance (cont’d) Building exceptional client franchises F I R M O V E R V I E W 1 J.D. Power customer satisfaction score: 2011–20161 2011 2012 2013 2014 2015 2016 2010 2011 2012 2013 2014 Chase Industry Average Big Banks Regional Banks Midsize Banks 2010 2011 2012 2013 2014 Chase Industry Average Big Banks Regional Banks Midsize Banks Credit card sales: 5-year CAGR2 Chase bankcard volumes Industry bankcard volumes 110% 44%Chase Industry 2010 2015 2010 2015 15% 10% 9% 5% 4% 3% COF JPM C AXP DFS BAC Merchant processing bankcard volumes growth8 3 4 5 $230 $545 $251 $550 $121 $226 10% 14% 6% 9% 3% 4% 2016 ($B) Sales 4Q16 YoY6 Note: For footnoted information, refer to slide 41 5mm 4mm 1mm 3mm 2mm 3mm Digital Mobile Digital Mobile Digital Mobile JPM WFC BAC Digital and mobile customer growth – 2016 YoY7 +12% +16% +4% +7% +21% +16% 44 27 34 27 0 22 2016 Customers (mm) Digital Mobile 11

Agenda

1 Building exceptional client franchises

2 **Operating with fortress principles**

3 Maximizing long-term shareholder value

- Capital and liquidity
- Operating leverage and financial simulation

Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

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JPMORGAN CHASE & CO.

Fortress balance sheet Operating with fortress principles F I R M O V E R V I E W 2 Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 42 Continue to grow the balance sheet on strong loan growth funded by deposits Expect 2017 YoY average core loan growth of ~10% EOP assets ($B), except where noted 2016 Goodwill $47 Goodwill $47 Other $174 Other $185 Loans $824 Loans $881 Trading assets $344 Trading assets $372 Secured Financing $311 Secured Financing $326 Securities $291 Securities $289 Cash $361 Cash $390 2015 2016 $29 ($2) $15 $28 $11 $139 $57 ∆ 1 2 3 4 $2.35T $2.5T Wholesale Consumer EOP total deposits $1,280 $1,375 Loans-to-deposits 65% 65% $95 ~$1.5T ~65% 5 2017 ~$2.6T 2016 AWM Non-core CB CIB CCB 15% Core YoY Avg loan growth (%) 12% 14% 5% (17)% 20% 10% 2016 13

Credit – net charge-offs Operating with fortress principles F I R M O V E R V I E W 2 NCO rates at cyclical lows ($B) Historical and expected Card NCO rates and average loans by acquisition vintage Commentary  Expect 2017 and medium-term NCO rates to remain relatively flat across businesses with the exception of Card and CIB  Card – seasoning of newer origination vintages will drive loss rates modestly higher, but at higher risk adjusted margins  CIB – down due to absence of energy related charge-offs  2017 Firmwide NCOs of $5B +/- driven by loan growth 1.00% 2.00% 3.00% 4.00% Accounts acquired pre-2015 Accounts acquired 2015 onwards Total weighted average 2016 2017 2018 2019 Investor Day1 Actual 2017 NCOs +/- NCOs NCOs Mortgage Banking2 0.15% 0.10% 0.10% Card 2.50% 2.63% < 3.00% 3-3.25% Auto 0.45% 0.45% 0.50% Business Banking 0.70% 0.61% 0.60% CIB Total CIB 0.15% 0.15% < 0.10% CB Total CB 0.15% 0.09% 0.15% AWM Total AWM < 0.10% 0.01% < 0.10% Firmwide ≤ $4.75 $4.7 $5 +/- CCB Medium-term guidance NCOs +/- 2016 1 Disclosed at 2016 Investor Day 2 Excludes the impact of purchased credit-impaired (“PCI”) loans. Refer to note 4 on slide 37 3 A portion of these vintages are still maturing 3 % of average loans for 2015 onwards vintages ~15% ~30% ~40% ~45% 14

FIRM OVERVIEW

2 Credit – reserves

Operating with fortress principles

2016 Credit reserves ($B)



Firmwide
$14.9
Consumer
$9.3
Wholesale
$5.6
Consumer ex-PCI
$6.9
A
PCI[1]
$2.3
Wholesale ex-energy[2]
$4.1
B
Energy[2]
$1.5

Commentary

A PCI[1]

- Potential for further modest reserve release

B Energy[2]

- Stable with no broad based deterioration expected
- Expect modest NCO (name specific)
- Potential reserve releases in 2H17-2019

2017 Outlook

- Consumer
  - Expect reserve build of ~$300mm – growth across businesses offset by mortgage release
- Wholesale
  - Expect modest reserve build across wholesale ex-energy[2]

Credit fundamentals remain strong across businesses and medium-term outlook remains relatively benign

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JPMORGAN CHASE & CO.

Note: Numbers may not sum due to rounding
[1] Purchased credit-impaired
[2] Energy includes Oil & Gas, Natural Gas Pipelines, and Metals & Mining

② Credit – Commercial Real Estate ("CRE") and Auto

Operating with fortress principles

CRE credit exposure[1] growth ($B)


CAGR
Multifamily 16%
Other 13%
Multifamily
Other
15% CAGR
$70
$32
$37
2011
$78
$34
$44
2012
$88
$37
$52
2013
$108
$48
$60
2014
$121
$49
$72
2015
$140[2]
$59
$80
2016
79% drawn
83% secured
76% IG[3]

Commentary

- **Multifamily $80B**
  - 98% secured; 82% IG[3]
  - Largest and fastest growing part of the portfolio
  - Predominantly to class B/C properties in supply-constrained markets
  - 61% concentration in California
- **Other CRE $59B**
  - 63% secured; 67% IG[3]
  - Office (~30%), retail (~20%), lodging and industrial (~15%)
  - Unsecured exposure – primarily structured with availability restrictions based on advance rates against unencumbered assets
- Reduced exposure to sectors and markets that contributed significantly to charge-offs during the last cycle

Auto portfolio average loan balances[4] ($B)


CAGR
Retail Auto 4%
DCS 16%
Retail Auto
Dealer Commercial Services (DCS)
6% CAGR
$47.0
$6.0
$41.1
2011
$48.4
$7.7
$40.7
2012
$50.7
$8.8
$41.9
2013
$53.0
$9.3
$43.7
2014
$56.5
$10.1
$46.3
2015
$63.6
$12.5
$51.1
2016
Average Leases ($B)
$4.1
$4.5
$5.1
$6.1
$7.8
$11.0
CAGR
22%

Commentary

- Business focus on profit over growth
- Leases – only offered for our manufacturing partners
  - Risk sharing arrangements with partners – conservatively reserved
- 30+ Delinquency rates – well below the industry
  - 4Q16: Chase – 1.49%[5] vs. Industry – 3.50%
- High quality loan originations[6] with limited layered risk[7]
  - Average term: Chase – 65 months vs. Industry – 68 months
  - Average FICO: Chase – 754 vs. Industry – 719
  - Average LTV: Chase – 94% vs. Industry – 103%
  - Negative equity: Chase – 18% vs. Industry – 33%
  - Layered risk: Chase – 1% vs. Industry – 5%

Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 43

FIRM OVERVIEW
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JPMORGAN CHASE & CO.

Agenda

1 Building exceptional client franchises

2 Operating with fortress principles

3 **Maximizing long-term shareholder value**
- **Capital and liquidity**
- Operating leverage and financial simulation

Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW
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JPMorgan Chase & Co.

Continue to operate from a position of strength Maximizing long-term shareholder value 3 F I R M O V E R V I E W 2016 10.2% 2015 CET11,2 +60bps 12.2% 11.6% Firm SLR2 6.5% 6.5% Total assets $2.5T $2.4T  RWA1,2 Std. / Adv. $1.5T $1.5T GSIB3 3.5% 3.5% Net payout 65% 48% +17% Dividends per share $1.88 $1.72 +9% LCR and NSFR >100% >100% TLAC Ext.4 LTD shortfall <$10B $20B +/-  Note: For footnoted information, refer to slide 44 18

Capital allocation Maximizing long-term shareholder value – capital 3 F I R M O V E R V I E W Capital allocations and methodology enhanced to further reflect multiple constraints of the Firm Note: For footnoted information, refer to slide 45 Capital allocation ($B) Overview  Moved to multi-variable framework reflecting size and stress-related constraints  Consistent with existing optimization process  All businesses held to 11% target against new framework Allocation methodology5 Advanced RWA Advanced RWA Standardized RWA GSIB Stress Leverage 2016 2017+ 2016 2017 Consumer & Community Banking $51.0 $51.0 20% Corporate & Investment Bank 64.0 70.0 14% Commercial Banking 16.0 20.0 15% Asset & Wealth Management 9.0 9.0 25% T tal LOBs $140.0 $150.0 Corporate2 40.0 35.0 Total Firm3 $180.0 $185.0 15% Corporate goodwill4 42.0 47.0 Medium-term ROTCE target (+/-) Average retained equity1 ~ ~ 19

3 Capital management framework

Maximizing long-term shareholder value – capital

Approach to capital management



<11%
Distributions
Procyclicality & growth
JPM specific stress
Going concern capital minimum
JPM calculated requirements 1
10-11%
Baseline distributions
CCAR stress
CCAR minimum
2015 & 2016 CCAR requirements 2
11%
Management buffer
Capital Conservation Buffer
GSIB surcharge 3
Regulatory minimum
Regulatory requirements 4
11%+ CET1
Stress Capital Buffer 5
GSIB surcharge 3
Regulatory minimum
Proposed minimum baseline requirements 6

Capital management framework

- In 2016, enhanced framework to include more granular and dynamic capital triggers
- Proposed minimum baseline requirements – only a speech at this stage
  - No specific clarification if there would also be a change to any post-stress minimum

All current capital constraints point to the lower end of the Firm's 11-12.5% corridor over time

FIRM OVERVIEW

Note: For footnoted information, refer to slide 46

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JPMORGAN CHASE & CO.

3 Medium-term capital and payout simulation

Maximizing long-term shareholder value – capital

Illustrative fully phased-in Firm CET1 and payout trajectories[1]


12.2%[2]
~12.5%
11.0%
2016
Medium-term
65%
80-120%
2016
Medium-term

Binding CET1 ratio **Total net payout ratio**

Key takeaways

- 12.2%[2] CET1 ratio at 2016 year-end
- Aim to remain within 11-12.5% corridor in the medium-term
  - Implies payouts between 80-120% using analyst estimates for the next two years

In-flight new regulations

- Basel IV – not expected to be binding
  - Credit risk – modestly up
  - Fundamental review of the trading book ("FRTB") – manageable impact for the Firm
  - Operational risk – expected reduction in requirement – U.S. implementation uncertain
  - Basel floor – most important factor; calibration and implementation are key
- CCAR
  - Notice of proposed rulemaking ("NPR") on updated capital framework detailing the stress capital buffer ("SCB") approach

Capital plan must consider other factors including qualitative tests

FIRM OVERVIEW

[1] Source: FRB CCAR disclosures; medium-term payout ratio is based on analyst estimates

[2] Basel III Advanced Fully Phased-In. Represents the capital rules the Firm will be subject to commencing January 1, 2019. Refer to note 5 on slide 37

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JPMORGAN CHASE & CO.

③ Significant resources to address liquidity needs

Maximizing long-term shareholder value – liquidity

Liquidity

	2015	2016
LCR	>100%	>100%
HQLA	$496B	$524B
NSFR	>100%	>100%

- ~$50B increase in liquidity year-over-year
- Firm addressed deficiencies identified by the regulatory agencies in Firm's 2015 Resolution plan
- Reported HQLA understates liquidity position – excludes excess liquidity held at the bank subsidiaries

Significant excess liquidity primarily driven by Resolution

FIRM OVERVIEW
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JPMORGAN CHASE & CO.

Banking industry resilience Maximizing long-term shareholder value – loss absorbing capacity 3 F I R M O V E R V I E W Note: For footnoted information, refer to slide 47 $481 $2,809 $1,379 $1,153 Cash Short-term liabilities Cash Short-term liabilities $85 $393 $448 $252 Cash Short-term liabilities Cash Short-term liabilities $1,749 $2,192 2007 2016 $279 $381 2007² 2016 Loss absorbing resources (EOP, $B) JPM and the industry are significantly more resilient to capital loss and liquidity stress post crisis Short-term liquidity sources and uses (EOP, $B) All Other1 ~2x 2007 2016 ~3x 5 5 TCE Industry4 Industry4 JPM JPM ~5x All Other1 TCE 2007 2 2016 5 5 ~2x ~11x 33-bank industry 2016 CCAR losses3 ~2x 33-bank industry 2016 CCAR losses3 23

F I R M O V E R V I E W Opportunity for evolution of the regulatory environment Maximizing long-term shareholder value – adapting to the environment 3 Coherence of rules – coordinated across regulatory agencies Review regulatory landscape in context of cost-benefit and economic growth Simplified, more risk-based standards Consistent and transparent capital and liquidity rules Globally harmonized – fair across jurisdictions Safety and soundness first, but with due consideration of cost-benefit and the health of the economy Principles for responsible regulation 24

Agenda

1 Building exceptional client franchises

2 Operating with fortress principles

3 **Maximizing long-term shareholder value**

- Capital and liquidity
- **Operating leverage and financial simulation**

Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW
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JPMorgan Chase & Co.

F I R M O V E R V I E W Deposit re-pricing: current cycle vs. 2004 cycle Maximizing long-term shareholder value 3 1 2004 cycle dates: 06/04-06/06; quarterly results shown above. Excludes ECR impact 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0.0% 1.0% 2.0% 3.0% 4.0% Fed Funds Target Ra te s P aid Deposit repricing (2004 cycle vs. current cycle)1 Expect deposit beta in the current cycle to be higher than the 2004 cycle 34% 9% 47% 61% 19% 30% 2007 2016 Deposit mix shift change Noninterest-bearing deposits Interest-bearing (excl. time) deposits Time deposits Current cycle: >50% deposit reprice beta 2004 cycle: ~45% deposit reprice beta 26

NII – well positioned for rising rates Maximizing long-term shareholder value – operating leverage F I R M O V E R V I E W 3 $0 $2 $4 $6 $8 $10 $12 2016 2017 2018 2019 Inc re me nta l N II Inc re me nta l N II 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 2016 2017 2018 2019 Spot IOER paths NII simulation under implied rates ($B) Firm positioning, rising rates and strong growth drive ~$11B of incremental NII Implied: ~$11B B/S growth & mix Front End Rate Impact Long End Rate Impact Fed Dot: $12B Rates Flat $6.5B $4B Fed Dot1 Implied2 Rates Flat $3B $5B $8B $9B 1 Fed Dot represents dot #5 from the FOMC December 2016 meeting 2 Market implied as of 2/22/17 27

3 Noninterest revenue growth over time

Maximizing long-term shareholder value – operating leverage

NIR walk[1] ($B)



$50.5
>($6)
~$7
$51.7
Includes impact from Durbin ($1)B and Reg E ($1)B
Predominantly business simplification[4]
Co-brand renegotiations and new product launches
2011 NIR[2,3]
Regulatory
Management actions
Card investments
Growth
2016 NIR[2]

1Q17 Outlook

- **Investment Banking** – IB revenue in 1Q17 in-line with 4Q16, dependent on timing of deals closing
- **Markets** – total revenue in 1Q17 to increase modestly YoY with results sensitive to market conditions

FY17 Outlook

- **Mortgage** – NIR down ~($700)mm for the year on higher rates and continued run-off of servicing portfolio as well as the absence of $200mm+ MSR gains in 2016
- **Card Services** – NIR down ~($600)mm for the year primarily on account acquisition costs

~3% annual NIR growth since 2011 excluding headwinds

Note: For footnoted information, refer to slide 48

FIRM OVERVIEW
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JPMORGAN CHASE & CO.

3 Adjusted expense – creating capacity to self-fund investments and growth

Maximizing long-term shareholder value – operating leverage

Adjusted expense[1] ($B)



All Other
Client facing compensation[2]
Investments (marketing and technology)
Regulatory-related & other
$58.4
~$5
~$17
~$36
($5.5)
($0.6)B efficiencies to be achieved in 2017
Sensitive to revenue performance
~$58
$6.2
~$9B total across businesses including Card new account acquisition costs[5]
2014
CCB & CIB efficiencies
Investments & growth[3]
Regulatory-related & other[4]
2017

Creating capacity to self-fund investments and growth

FIRM OVERVIEW

Note: For footnoted information, refer to slide 49

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JPMORGAN CHASE & CO.

Earnings simulation

Maximizing long-term shareholder value

FIRM OVERVIEW

Simulation assumptions

- $7B after-tax NII uplift including impact of rates and growth
- High single digit core loan growth
- Assumes Markets and Mortgage revenue flat
- NIR CAGR of ~4% excluding Markets and Mortgage
- Expense includes continued investment in technology and growth in Auto leases
- Credit costs are largely driven by loan growth and seasoning of newer vintages in Card
- ROTCE of 14-15%+ assuming ~$1.6T RWA and 11.0-12.5% CET1 ratio

Medium-term net income walk ($B)



$24.7
~$4
~$5
~($2)
~($1)
$30+
2016 Net income
NII – Interest rate impact
Growth & mix[1]
Expense[2]
Credit costs
Medium-term net income
Compared to 2016 Investor Day
Higher NII
Lower legal
Offset by headwinds from AWM flows and Card investments

Net Income of $30B+ and ROTCE of 14-15%+

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

[1] Includes NII and NIR

[2] Assumes $500mm of pre-tax legal expense

30

JPMORGAN CHASE & CO.

Conclusion

1 Building exceptional client franchises

- Four leading client franchises – together delivering significant value
- Client focus and long-term approach – consistently investing and innovating

2 Operating with fortress principles

- Strong foundation – capital, liquidity, balance sheet, risk discipline
- Better, faster, simpler
- Commitment to controls and culture

3 Maximizing long-term shareholder value

- Delivering strong capital returns – while adapting capital and liquidity frameworks
- Delivering significant operating leverage – while investing through-the-cycle

Leading to

~15%	11%+	55%+/-	55-75%
ROTCE	*CET1 ratio*	*Overhead ratio*	*Net payout ratio*

FIRM OVERVIEW

31

JPMORGAN CHASE & CO.

Page Agenda F I R M O V E R V I E W Appendix – Fixed Income 32 Notes 37

Overview of funding sources Managing to an optimized funding mix A P P E N D I X – F I X E D I N C O M E $254 $247 $280 $198 $137 $618 $757 2016 $248 $248 $263 $186 $127 $558 $722 2015 Liabilities and stockholders’ equity at 12/31/16 ($B) Capital markets liabilities: $527 Total Deposits $1,280 $2,352 Secured funding Deposits – CCB Unsecured funding Trading liabilities Equity Accounts payable and other liabilities Deposits – CIB, CB & AWM $2,491 Total Deposits $1,375 , 5 1 2 6 Other borrowed funds 4% Long-term unsecured debt 40% Commercial paper 2% Asset-backed commercial paper 1% Securities loaned/repo agreements 31% Long-term secured debt 22% 3,4 4 Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 50 32

JPMorgan Chase & Co. (Holding Company) unsecured long-term debt Optimizing portfolio with efficient callable structures A P P E N D I X – F I X E D I N C O M E Holding Company unsecured long-term debt outstanding1 ($B) $151 $162 $164 $26 $21 $20 2014 2015 2016 Senior debt Sub debt $177 $183 $184 2 Holding Company unsecured long-term debt maturity profile ($B) $23 $20 $12 $21 $15 $71 $2 $5 $4 $1 $1 $8 2017 2018 2019 2020 2021 >2021 TLAC eligible TLAC callable notes Non-TLAC eligible 3  Maturity profile includes:  $7.6B of TLAC callable notes4 issued since August 2016  ~$21B of debt classified as structured notes in JPMorgan Chase’s filings, of which ~$9B is TLAC eligible $21 $27 $13 $22 $18 $83 Note: Numbers may not sum due to rounding. For footnoted information, refer to slide 51 33

Holding Company unsecured benchmark long-term debt1 and preferred equity Diversified portfolio across products, currencies & tenors A P P E N D I X – F I X E D I N C O M E Issuance by security type 2014-2016 ($B) Unsecured debt issued by currency 2014-2016 ($B) $27 $28 $27 $5 $3 $1 $9 $6 $41 $37 $28 2014 2015 2016 Preferred equity Sub debt Senior debt Unsecured debt issued by tenor 2014-2016 ($B) 36% 19% 5% 30% 45% 58% 31% 30% 37% 3% 6% 2014 2015 2016 3 Yrs 5-7 Years 10-15 Yrs +15 Yrs $32 USD 72% EUR 23% JPY 1% GBP 1% AUD 1% Other 2% 3yr average annual issuance: $30 Current Outstanding Portfolio WAM : ~6yrs $31 $28 $28 $37 2 3 Note: Numbers may not sum due to rounding 1 Excludes ~$21B of debt classified as structured notes in JPMorgan Chase’s filings 2 Includes trust preferred securities 3 Weighted average maturity (“WAM”) is calculated to final maturity 34

Composition and calibration of TLAC Modest and manageable external long-term debt shortfall A P P E N D I X – F I X E D I N C O M E Commentary 3 Holding Company – Eligible long-term debt at 12/31/2016 ($B) $20 $136 $164 $146 $15 $23 $10 2016 – 10K disclosure Structured notes, TruPs & other Debt with <1 yr maturity Debt eligible for external TLAC 50% haircut on LTD 1-2 yr maturity External LTD Sub debt & TruPs Senior debt  Currently compliant with external TLAC requirement  External long-term debt (“LTD”) requirement remains the binding constraint  Callable debt enhances efficiency and allows for smaller debt footprint over time  Intend to hold appropriate management buffer  Considerations include FX volatility, temporary issuance limitations and changes in RWA/leverage assets TLAC Requirements Key Metrics ($B) (at 12/31/2016) External TLAC External long-term debt Eligible long-term debt $146 $136 Preferred equity 26 -- Common Equity Tier 1 182 -- Total $354 $136 % RWA 23.8% 9.1% Requirement 23.0% 9.5% (Shortfall)/Surplus $12 ($5) % Leverage Assets 11.1% 4.3% Requirement 9.5% 4.5% (Shortfall)/Surplus $50 ($8) 1 $184 Note: Numbers may not sum due to rounding 1 Includes ~$9B of debt classified as structured notes in JPMorgan Chase’s filings 35

Current capital position A P P E N D I X – F I X E D I N C O M E Basel III advanced fully phased-in capital ratios and components at 12/31/16 ($B) $254 $228 $182 $207 $227 $26 $45 $26 $15 $4 Total stockholders' equity Common stockholders' equity CET1 capital¹ Total tier 1 capital¹ Total capital¹ Pfd equity Total tier 2 capital $19 Goodwill and intangibles2 Other CET1 capital adj. Pfd equity LTD and other qualifying instruments Qualifying allowance for credit losses 12.2% 14.0% 15.2% $2 Basel III standardized fully phased-in capital ratios and components at 12/31/16 ($B) $254 $228 $182 $207 $237 $26 $45 $26 $15 $15 Total stockholders' equity Common stockholders' equity CET1 capital¹ Total tier 1 capital¹ Total capital¹ Pfd equity Total tier 2 capital $30 Goodwill and intangibles2 Other CET1 capital adj. Pfd equity LTD and other qualifying instruments Qualifying allowance for credit losses 12.3% 14.1% 16.1% $2 Note: Numbers may not sum due to rounding 1 See note 5 on slide 37 2 Goodwill and other intangible assets are net of any associated deferred tax liabilities 36

Page Agenda F I R M O V E R V I E W Notes 37 Appendix – Fixed Income 32

Notes on non-GAAP financial measures and key performance measures N O T E S Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio and the results of the lines of business, on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These non-GAAP financial measures allow management to assess the comparability of revenue year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 48 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2016 (“2016 Form 10-K”). 2. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense/(benefit) of $(317) million and $3.0 billion for the years ended December 31, 2016 and 2015, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed revenues. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 50 of the Firm’s 2016 Form 10-K. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $64.06 and $60.46 at December 31, 2016 and 2015, respectively. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 4. Net charge-off (“NCO”) rates exclude purchased credit-impaired (“PCI”) loans; this is a non-GAAP financial measure. For a reconciliation of the NCO rates, including the impact of PCI loans, see page 55-56 of the 2016 Form 10-K. Notes on key performance measures 5. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and Total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In capital rules, to which the Firm will be subject commencing January 1, 2019, are considered key regulatory capital measures. In the case of the SLR, the Fully Phased-In minimum ratio is effective beginning January 1, 2018. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Capital Risk Management on pages 76-85 of the 2016 Form 10-K. 6. Core loans are also considered a key performance measure. Core loans represent loans considered central to the Firm’s ongoing businesses; and exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Core loans are utilized by the Firm and its investors and analysts in assessing actual growth in the loan portfolio. 37

Notes on slide 3: … on a relative basis – JPM continues to be a leader N O T E S 1. See note 1 on slide 37 2. Managed overhead ratio = total noninterest expense / managed revenue 3. Citigroup (“C”) adjusted for 1 for 10 reverse stock split in 2011 4. ROTCE for firms based on company filings with the U.S. Securities and Exchange Commission (“SEC filings” or “company filings”) 5. Shareholder value added (“SVA”) = ROTCE - estimated cost of equity 6. The cost of equity is = the risk-free rate (as of 1/13/2017) + (Barra historical beta (as of year-end 2016) x equity risk premium (as of 1/13/2017)) 7. See note 3 on slide 37 38

Notes on slide 9: Leading client franchises N O T E S 1. FDIC 2016 Summary of Deposits survey per SNL Financial. Excludes all branches with $500mm+ in deposits within the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC. 2006 excludes WaMu and Bank of New York branch purchases 2. Represents share of general purpose credit card (“GPCC”) spend, which excludes private label and Commercial Card; based on company filings and internal JPMorgan Chase estimates 3. The 2006 figure reflects First Data joint venture 4. IB fees market share for all periods presented based on wallet data from Dealogic as of January 3, 2017 5. Source: Coalition’s 2015 and preliminary 2016 Market Share & Rank analysis based on JPMorgan Chase’s internal business structure. Market share reflects JPMorgan Chase’s share of the global Industry revenue pool. 2006 Rank analysis is based on Internal JPMorgan Chase’s analysis 6. Metropolitan Statistical Areas (“MSA”); Out of the Top 50 MSAs not total 7. Includes the commercial term lending portfolio acquired in the 2008 WaMu transaction. SNL Financial based on FDIC data as of 3Q16 8. 2016 figures as of December 2016 9. Source: Company filings and JPMorgan Chase estimates. Rankings reflect competitors in the peer group with publicly reported financials and 2016 client assets of at least $500B as follows: Allianz, BAC, BEN, BK, BLK, CS, GS, IVZ, MS, TROW, UBS. JPMorgan Chase’s ranking reflects AWM long-term AUM, administration, brokerage, custody, and deposits, Chase Wealth Management client assets, and Chase Private Client deposits; 2015 was revised to conform with the current period presentation 10. Source: Strategic Insight 11. Capgemini World Wealth Report 2016. Market share estimated based on 2015 data (latest available) 12. FDIC 2016 Summary of Deposits survey per SNL Financial. Excludes all branches with $500mm+ in deposits within two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 13. Based on 4Q16 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and internal JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and internal JPMorgan Chase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 14. “Credit Card Monitor 2016: Cobrand Market Shares by Issuer,” Phoenix, for 12-month period ending October 2016. Based on card accounts, revolving balance dollars and spending dollars 15. “2016 Mobile Banking Financial Institution Scorecard,” Javelin Strategy & Research, May 2016. Ranking is among large banks 16. The Nilson Report, Issue 1086, May 2016. Data as of 2015 17. The Nilson Report, Issue 1082, March 2016. Data as of 2015. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from joint ventures and revenue sharing arrangements are included in First Data’s volume, First Data holds #1 share position in the U.S. 18. Dealogic as of January 3, 2017 19. FY16 revenues divided by FY16 Front-Office full-time equivalents – Source: Coalition as of FY16 20. Source: Company filings 21. Chips/Fed Volume report as of December YTD 22. CFO Magazine’s Commercial Banking Survey 2016 23. Thomson Reuters as of FY16 24. As of December 2016 25. Euromoney, 2016 results released February 2017 39

Notes on slide 10: Proven best-in-class long-term performance N O T E S Source: Company filings and SNL Financial, unless otherwise noted 1. See note 6 on slide 37 2. Core loans calculated as total end-of-period (“EOP”) loans less total EOP noncore loans; total loan CAGR for USB and PNC; “noncore” defined as “purchased credit-impaired” for WFC in 2016 and “non-strategic/liquidating” in 2011, “All Other Segment” for BAC and “CitiHoldings” for C 3. Total deposits from company reports. Retail deposits from SNL Financial; exclude all branches with $500mm+ in deposits at any point in the last ten years to adjust for commercial deposits and capture only consumer and small business deposits; includes all commercial banks, credit unions, savings banks and savings institutions as defined by the FDIC; EOP as of June 30th of each year 4. “Non-op” represents non-operating deposits 5. 2011 total and retail deposits adjusted for RBC Bank (USA) acquisition 6. JPMorgan Chase results are the publicly disclosed revenues. All peer firm results are based upon the Preliminary Coalition revenue analysis adjusted to align the peer firms’ businesses with JPMorgan Chase’s Corporate & Investment Bank businesses. Per Coalition, on a comparable basis, JPMorgan Chase’s adjusted revenue is ~13% lower 7. Coalition’s preliminary 2016 Market Share analysis is based on JPMorgan Chase’s internal business structure. Market share reflects JPMorgan Chase’s share of the global Industry revenue pool 8. IB fees market share is based on wallet data from Dealogic as of January 3, 2017 9. Reflects AWM net flows, Chase Wealth Management investments net flows, and new to firm Chase Private Client deposits 10. Converted at average 1/1/12-12/31/16 daily exchange rates 11. Allianz 2016 net flows contain re-invested dividends (including capital gains) from existing clients. Historical periods exclude those figures 40

Notes on slide 11: Proven best-in-class long-term performance (cont'd)

1. Source: J.D. Power U.S. Retail Banking Satisfaction Survey; Big Banks defined as top six U.S. banks
2. Represents GPCC spend, which excludes private label and Commercial Card; based on company filings and internal JPMorgan Chase estimates
3. COF excludes HSBC, Kohl's and other acquisitions; 2011-2016 data is normalized
4. Citi excludes Citi Retail Services as it includes private label portfolios
5. AXP reflects the U.S. consumer segment and internal JPMorgan Chase estimates for AXP's U.S. small business sales
6. 4Q16 YoY sales excludes the impact of Costco
7. Based on disclosures by peers as of 4Q16
8. Source: Nilson data for the industry; U.S. bankcard volumes include Visa and MasterCard credit and signature debit volumes

NOTES
41
JPMORGAN CHASE & CO.

Notes on slide 13: Fortress balance sheet N O T E S 1. Includes cash and due from banks and deposits with banks 2. Includes debt, derivative receivables and equity trading assets 3. Net of allowance for loan losses 4. Includes accrued interest and accounts receivable, premises and equipment, mortgage servicing rights and other assets 5. Ratio reported on gross loans / deposits – based on EOP balances 42

Notes on slide 16: Credit – Commercial Real Estate (“CRE”) and Auto N O T E S 1. Excludes available-for-sale and held-to-maturity commercial mortgage-backed securities positions, Securitized Products Group (“SPG”) trading assets, and exposure secured by real estate to clients outside of the real estate industry 2. Exposure includes Wholesale retained exposure of $135.0B, Wholesale loans held-for-sale and loans at fair value exposure of $2.4B, and Business Banking and Auto Dealer Commercial Services (“DCS”) exposure of $2.1B 3. Investment-grade (“IG”); investment-grade is based on the Firm’s internal risk ratings, which generally correspond to “BBB-/Baa3” or better, as defined by independent rating agencies 4. Excludes additional consumer auto exposure (includes commitments of $19.7B) in CIB in bankruptcy-remote, non-recourse private securitizations 5. Excludes DCS and operating lease assets 6. Data as of FY16 7. Layered risk = FICO<620 and LTV>120% 43

N O T E S 1. Reflects Basel III Advanced Fully Phased-In measure 2. See note 5 on slide 37 3. Global Systemically Important Banks (“GSIB”) 4. External Notes on slide 18: Continue to operate from a position of strength 44

Notes on slide 19: Capital allocation N O T E S 1. 2017 Allocations changed from common equity to tangible common equity, resulting in LOB equity being more in line with peers 2. Primarily reflects equity held for property, premises and equipment (“PP&E”) and retained operational risk as well as unallocated equity 3. 2016 reflects data shown at 2016 Investor Day based on analyst estimates of TCE; 2017 reflects an average of analyst estimates 4. Corporate goodwill excludes related deferred tax liabilities; $5B increase from reallocation of goodwill out of the LOBs to Corporate 5. Tabular presentation not representative of the scale 45

Notes on slide 20: Capital management framework N O T E S 1. Represents an illustration of internally-calculated requirements based on confidential, non-public information 2. Stress based on FRB 2015 and 2016 CCAR results and baseline distributions of 75% of analyst estimates 3. JPMorgan Chase estimated fully phased-in GSIB surcharge as of 12/31/15 4. Reflects fully phased-in requirements and includes a management buffer of 50 bps 5. SCB is the greater of 2016 Federal Reserve implied stress losses or 2.5% SCB floor – uses Federal Reserve minimum CET1 ratio to determine SCB; assumes 4 quarters of dividends based on 2017 analyst estimates 6. Proposed minimum baseline requirements reflect the SCB approach described in Federal Reserve Governor Daniel Tarullo’s speech, “Next Steps in the Evolution of Stress Testing”; this will be updated when the notice of proposed rulemaking is issued 46

Notes on slide 23: Banking industry resilience N O T E S Source: FR-Y9C, FR-Y9LP, company filings, FRB 2016 DFAST results, SNL Financial 1. All Other includes loan loss reserve, preferred equity and long-term debt 2. JPMorgan Chase includes Washington Mutual and Bear Stearns 3. CCAR pretax losses reported in the Federal Reserve’s 2016 DFAST disclosure were $195 billion 4. Includes 18 CCAR banks as of 2013; 2007 includes 18 CCAR banks as of 2013 as well as Bear Stearns, Countrywide, Merrill Lynch, National City, Wachovia and Washington Mutual 5. Short-term liabilities includes federal funds purchased, repurchase agreements, securities loaned, commercial paper and other borrowed funds (including the current portion of long-term debt) with <1 year maturity 47

Notes on slide 28: Noninterest revenue growth over time N O T E S 1. See note 1 on slide 37 2. Excludes noninterest revenue (“NIR”) in the Private Equity (“PE”) business ($1B in 2011 and $0.2B in 2016) 3. 2011 has been revised to reflect the adoption of new accounting guidance for investments in affordable housing projects 4. Business simplification excludes PE 48

Notes on slide 29: Adjusted expense – creating capacity to self-fund investments and growth N O T E S 1. See note 2 on slide 37 2. Includes sales support and other front office support 3. Includes marketing and technology spend, cybersecurity spend, auto lease depreciation and growth initiatives 4. Includes impact of regulatory assessments and other corporate items 5. Represents marketing investment spend driven by Card “SFAS 91” acquisition costs, which are recognized as contra revenue 49

Notes on slide 32: Overview of funding sources N O T E S 1. Accounts payable and other liabilities include federal funds purchased, long-term securities loaned and structured repurchase agreements; and client-driven loan securitizations which are included in “beneficial interests issued by consolidated variable interest entities (“VIEs”)” on the Firm’s Consolidated balance sheets, totaling approximately $8B and $7B in 2015 and 2016, respectively 2. Includes preferred equity of $26.1B in 2015 and 2016 3. Long-term secured debt includes Federal Home Loan Bank (“FHLB”) advances and other long-term secured funding which are included in “long-term debt” on the Firm’s Consolidated balance sheets. It also includes credit card securitizations and other securitizations which are included in “beneficial interests issued by consolidated VIEs” on the Firm’s Consolidated balance sheets 4. Includes the current portion of long-term debt 5. Includes structured notes and short-term secured and unsecured borrowings with original contractual maturities of generally one year or less, or with investor redemption rights of one year or less 6. Includes commercial paper issued by Firm-administered multi-seller conduits which are included in “beneficial interests issued by consolidated VIEs” on the Firm’s Consolidated balance sheets 50

Notes on slide 33: JPMorgan Chase & Co. (Holding Company) unsecured long- term debt N O T E S 1. Long-term debt (“LTD”) maturing in <1 year is not TLAC eligible; 50% of the LTD that matures in 1-2 years is TLAC eligible 2. Includes trust preferred securities (“TruPs”) 3. Non-TLAC eligible debt is approximately $0.45B for 2020 and $0.22B for 2021 4. Callable notes with an option to redeem 1 year prior to maturity 51

C O M M E R C I A L B A N K I N G Doug Petno, Chief Executive Officer of Commercial Banking February 28, 2017

Draft Commercial Banking – a proven business model  Clients at the center of everything we do  Coverage strategically segmented and focused to best serve client needs  Local delivery and decision making, with deep industry expertise Client and community focus  Rigorous client selection with a long-term, through-the-cycle orientation  Strong credit and control culture, focusing on markets and sectors we know best  Expense and capital discipline Fortress principles  Adding talented bankers and opening new offices  Expanding our relationships in targeted industries and geographies  Investing to enhance client experience and drive product innovation Investing to better serve clients  High quality, resilient and diversified revenue  Delivering on growth targets  Strong returns while investing for long-term growth Strong financial performance  Industry-leading, broad-based capabilities  Unique value proposition for clients  Operating efficiencies and scale advantage as part of JPMorgan Chase Competing from a position of strength C O M M E R C I A L B A N K I N G 1

Draft Page Agenda C O M M E R C I A L B A N K I N G Franchise strength 2 Disciplined long-term growth 10 Business innovation 14 Financial targets 18 Notes 21

Draft Clients are at the center of everything we do Deliver client value Experienced bankers Segmented Client service Local delivery Unmatched capabilities JPMC client team approach  Well-defined segmentation  Local teams  International expertise  Industry specialization Coverage aligned to client needs  Long-term capital support  Simplicity  Speed of delivery  Transparency Superior client experience  Tailored by industry  Digitally enabled  Continuous innovation  Integrated solutions Differentiated product capabilities F R A N C H I S E S T R E N G T H Core principles of CB model 2

Draft Commercial Banking Business Banking <$20mm revenue Middle Market Banking & Specialized Industries $20mm-$500mm revenue Corporate Client Banking & Specialized Industries $500mm-$2B revenue Corporate & Investment Banking >$2B revenue Middle Market Banking (MMBSI) $20mm-$500mm revenue Corporate Client Banking (CCBSI) $500mm-$2B revenue Well-defined segmentation offers focused client coverage F R A N C H I S E S T R E N G T H Client coverage structure C&I CRE Real Estate Banking (REB) Community Development Banking (CDB) Commercial Term Lending (CTL) Affordable housing Multifamily and commercial stabilized properties Top-tiered institutional investors Note: CB’s Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings used herein are generally based on client segments and do not align with regulatory definitions; revenue size is a proxy for segmentation, not ultimate determination of coverage 3

Leveraging the JPMorgan Chase platform creates a real competitive advantage

Unmatched value proposition for CB clients



Fortress balance sheet
Shared talent
Thought leadership
Technology & infrastructure
Community impact
Operational efficiency
Corporate & Investment Bank
Consumer & Community Banking
Commercial Banking
Asset & Wealth Management

Global footprint	■ ~5,300 U.S. branches ■ Conduct business in 100+ countries
Broad-based treasury solutions	■ Robust wholesale payments platform ■ Industry-specific capabilities
Innovative digital platforms	■ New Chase for Business Online ■ J.P. Morgan ACCESS™ – #1 N.A. cash management portal[1]
Best-in-class Investment Bank	■ Successful partnership aligned with regional and industry coverage ■ 40% of N.A. IB fees[2] from CB clients
Leading Asset & Wealth Management business	■ #1 N.A. Private Bank[3] ■ ~$130B in AUM from CB clients

[1] 2016 Greenwich Associates Digital Banking Benchmarking Study
[2] Does not include fees from Fixed Income and Equity Markets products which is included in Commercial Banking gross investment banking revenue
[3] 2016 Euromoney rankings

FRANCHISE STRENGTH
4
JPMORGAN CHASE & CO.

FRANCHISE STRENGTH

Uniquely positioned to serve clients' evolving needs

Illustrative case study – C&I client

Client growth story

- **Community retailer**
  - Entrepreneur-run
  - Handful of stores
- **Regional retailer**
  - Family-owned
  - Hundreds of suppliers
- **Multinational retailer**
  - Publicly-traded
  - Multicurrency exposure

Treasury services

- Demand deposit accounts → EOD investment sweeps → Investment Management
- Vault / lockbox → Merchant services
- Commercial card → Corporate QuickPay / Single-use Accounts
- FX → Trade finance → International solutions

Lending

- ABL / revolver → Syndicated loan → Equipment financing → Acquisition financing

Capital markets and advisory

- Interest rate hedging → Public capital markets → M&A
- Employee Stock Ownership Plan → Private Banking

5

JPMorgan Chase & Co.

Draft Executed our proven strategy in 2016 F R A N C H I S E S T R E N G T H Franchise strength Financial performance 2014 2015 2016 2014 2015 2016 Bankers1 + 7% YoY Client calls (000s)2 + 13% YoY NCOs (bps) 2bps excluding O&G Overhead ratio Improved 3% YoY 39% 42% 39% ROE5 + 1% YoY 18% 15% 16% Net income ($B) + 21% YoY Revenue ($B) + 8% YoY New relationships2 + 14% YoY 135 151 171 573 796 911 $6.9 $6.9 $7.5 $2.6 $2.2 $2.7 1,409 1,467 1,572 0 1 9 Record EOP loans ($B) + 13% YoY $149 $168 $189 Average deposits ($B)3,4 Stable balances $174 $173 $174 Note: For footnoted information, refer to slide 21 6

Draft 0.0% 1.0% 2.0% 3.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Disciplined C&I loan growth F R A N C H I S E S T R E N G T H $74 $78 $85 $92 2013 2014 2015 2016 C&I loans outstanding ($B, EOP)1  MMBSI loans, up 7% YoY, with strong results across regions, particularly expansion markets, up 18%  CCBSI loans, up 11% YoY, driven by specialized industries  ABL loans, up 13% YoY, on record originations of $6B2  Revolver utilization of 31%  Stabilized loan spreads C&I net charge-off rate (%) Commercial Banking Peer average3 Average since 2008 CB: 18 bps Peers: 70 bps  Overall portfolio continues to perform well  Strong allowance for loan loss coverage  2016 C&I NCOs primarily driven by Oil & Gas (O&G)  5bps excluding O&G  Proven O&G client selection model and disciplined reserve-based lending structures Note: For footnoted information, refer to slide 21 7

Draft Highly-targeted CRE loan growth F R A N C H I S E S T R E N G T H $63 $71 $83 $97 2013 2014 2015 2016 CRE loans outstanding ($B, EOP)1  Strong originations across CRE, while maintaining strict underwriting criteria  Improved market share across CTL  Increased term loan activity in REB  Continue to see quality lending opportunities with the right terms and structures  Selective around new commitments in construction  Closely monitoring market fundamentals  Stable credit performance with no net charge-offs in 2016  Granular, loan-by-loan portfolio management  Strong credit characteristics with conservative metrics  Continue to be disciplined and limit exposure to riskier asset classes CRE net charge-off rate (%) -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Commercial Banking Peer average2 Average since 2008 CB: 33 bps Peers: 125 bps Note: For footnoted information, refer to slide 21 8

Maintaining strict discipline in CRE

CRE credit portfolio overview

CTL — $71B loans

- Large, densely-populated, supply-constrained markets
- Class B / C properties with rents below market averages
- ~$2mm average loan size
- New originations remain high quality
  - LTV ratio of 53%[1]
  - DSC ratio of 1.55x[1]

REB and CCBSI RE — $21B loans

- Focus on least volatile asset classes (e.g. multifamily)
- <1% of loans to hospitality, homebuilders, condos and land
- Diversification across major markets
- Relationships with strong developers
- Disciplined underwriting standards

CDB — $5B loans

- Offers financing for community development projects in low income communities
- Focus on construction or rehabilitation of affordable rental properties
- Financed 10,000+ units of affordable housing in 2016

CRE business built to target the least cyclical segments of the market

Total CRE $97B



Multifamily
Office
Retail
Industrial
Other
Portfolio by asset class
74%
11%
7%
4%
4%
Term loan
Construction
Revolver / other
Portfolio by purpose
85%
8%
8%

Note: CRE loan portfolio data based on 2016 EOP outstandings

[1] Represent weighted averages for 2016 originations

FRANCHISE STRENGTH

9

JPMORGAN CHASE & CO.

Draft Page Agenda C O M M E R C I A L B A N K I N G Disciplined long-term growth 10 Franchise strength 2 Business innovation 14 Financial targets 18 Notes 21

Draft Patient, disciplined Middle Market franchise expansion 2010 2011 2012 2013 2014 2015 2016 Long-term target Total expansion market revenue ($mm) $1,000 $53 $232 $297 $328 Clients (#) Loans EOP ($B) Deposits ($B) 820 1,100 1,360 1,470 1,670 1,970 2,220 18% $1.6 $4.4 $6.8 $8.2 $8.8 $10.7 $12.6 41% $1.3 $3.0 $4.7 $6.0 $7.8 $8.2 $8.2 36% Expansion efforts have doubled MMBSI’s addressable client universe1 $352 $139 Long-term target 2010-2016 CAGR $411 D I S C I P L I N E D L O N G - T E R M G R O W T H Note: Prior years’ financials have been revised to conform to current presentation 1 Analysis based on Dun & Bradstreet data for companies headquartered in Metropolitan Statistical Areas with revenues between $20mm and $500mm; excludes high-risk industries and industries not aligned to MMBSI 10

Draft D I S C I P L I N E D L O N G - T E R M G R O W T H California presents a major market opportunity 2010 2016 2010 2016 2010 2016 Clients Loans (EOP) Deposits (avg.)  MMBSI entered California following the WaMu acquisition in 2008; now has 13 offices  California represents the 6th largest global economy1  6 MSAs in top 50, including 4 in the top 202  Aligned with industry coverage initiatives: Technology, Life Sciences, Agribusiness Non-lending revenue ~60% NCO rate since entering California ~0bps Gross IB revenue since 20103 Strong performance to date $450mm $2.3B $155mm $2.5B ~600 ~150 ~$200mm 2010 (4) 2016 (13) Offices Case study: Strong results in California expansion markets 25% CAGR 32% CAGR 59% CAGR Note: For footnoted information, refer to slide 22 11

Industry expertise remains a strong differentiator to C&I clients

Targeted industries


Agribusiness


Apparel


Beverage


Energy


BANK
Financial Institutions


Healthcare


Heavy Equipment


Higher Education


Life Sciences


Media and Entertainment


Multinational Corporations


Not-for-profit


Power


Real Estate


State and Local Government


Technology

Specialized capabilities

Industry-specific products and content

- ✓ Custom client solutions
- ✓ Sector-specific advice and content to support clients

Risk management

- ✓ Deep industry expertise in underwriting
- ✓ Prudent industry and client selection

Alignment with CIB

- ✓ Extensive insights into industry trends
- ✓ Cohesive coverage continuum as clients grow

~50% C&I clients covered within targeted industries

17% Increase in specialized bankers YoY

19% Increase in loans (EOP) YoY

DISCIPLINED LONG-TERM GROWTH

12

JPMORGAN CHASE & CO.

Draft Continued success in delivering investment banking solutions to CB clients Commercial Banking gross investment banking revenue1 ($B) D I S C I P L I N E D L O N G - T E R M G R O W T H 2010 2011 2012 2013 2014 2015 2016 Long-term target $1.3 $1.4 $1.6 $1.7 $3.0 $2.0 $2.3 $2.2 CB clients represent 40% of CIB’s N.A. IB fees in 20162 1 Represents total firm revenue from investment banking products provided to CB clients 2 Does not include fees from Fixed Income and Equity Markets products which is included in Commercial Banking gross investment banking revenue 13

Draft Page Agenda C O M M E R C I A L B A N K I N G Business innovation 14 Disciplined long-term growth 10 Franchise strength 2 Financial targets 18 Notes 21

BUSINESS INNOVATION

Investing in technology to drive transformational process and product innovation

Broad focus on innovation		Select CB initiatives		
Client solutions	Treasury Services	Wholesale payments	Product integration / simplification	FinTech partnerships
	Digital	Leading digital platforms	Mobile accessibility	Integrated digital marketing
	Credit	Work-flow tools	Credit delivery enhancements	Speed and transparency
Business foundation	Ease of doing business	Streamlined onboarding process	Simplified documentation	Client health
	Data and analytics	Client insights	Prospect identification	Enhanced risk management

14
JPMORGAN CHASE & CO.

Expanding wholesale payments capabilities

Large wholesale payments market…

$92T+	Estimated N.A. wholesale payments value[1]
$77B	Total N.A. wholesale payments revenue[1]
25B	Wholesale payments transaction volume[1]

…with significant client pain-points

$550B+	~50%	~60%	~70%
Client costs incurred in B2B payments[2]	Payments made by paper check[3]	B2B payments require manual intervention[4]	Companies lack tools to optimize working capital[5]

J.P. Morgan is a market leader…

$5T	Average daily value of payments
#1	USD clearing house[6]
120+	Currencies to execute payments

…and is leveraging scale to make smart investments

Process efficiency	Industry focus	Improved client connections	Optimize working capital
Improved reconciliations	Tailored solutions	Systems integration	Payment electronification

Note: For footnoted information, refer to slide 22

BUSINESS INNOVATION
15
JPMORGAN CHASE & CO.

Draft Improving client experience through enhanced digital delivery B U S I N E S S I N N O V A T I O N Developing end-to-end digital platform to deliver robust capabilities  Aligned, integrated product offerings  Comprehensive payment solutions  Simple user experience, navigation  Universal mobile offering  Digital onboarding and self-service  Direct channel for thought leadership 16

Investing to expand CTL's competitive advantage

New loan origination platform will transform CTL's lending process



CREOS ID 11255
Loan Boarded
CREOS™
Inquiry
Initial Underwriting
LOI
Application Processing
Final Underwriting
Prep for Closing
Closing

Build on our tremendous scale to further differentiate our value proposition

- Reduce already leading loan closing times
- Improve transparency
- Generate incremental operating leverage
- Improve client experience
- Further enhance risk management



Target ~50% reduction
~45 days
Current time-to-close[1]
CREOS time-to-close

Note: CREOS is a trademark owned by JPMorgan Chase Bank, N.A. All rights reserved

[1] Based on CTL multi-family average close time

BUSINESS INNOVATION

17

JPMORGAN CHASE & CO.

Draft Page Agenda C O M M E R C I A L B A N K I N G Financial targets 18 Disciplined long-term growth 10 Business innovation 14 Franchise strength 2 Notes 21

Well-positioned to capitalize on macro trends

Opportunities		CB positioning
Strong business landscape	▪ Improving business sentiment ▪ Prospective regulatory reform for clients ▪ Potential for infrastructure investments	▪ **Strong client franchises** ▪ National footprint ▪ Leading IB capabilities
Rising rate environment	▪ Potential for additional rate increases ▪ Increased rate hedging by clients	▪ **$174B deposit franchise** ▪ Well-connected with CIB Markets
Dynamic cross-border fundamentals	▪ Increasing global activity ▪ FX volumes increased 29% since 2010[1] ▪ Trade and tax policy	▪ **Robust global capabilities** with CB coverage of ~30 countries ▪ FX capabilities
Significant CRE demand	▪ $1T+ in near-term CRE maturities[2] ▪ Strong multifamily fundamentals	▪ **Differentiated CRE platform** with proven ability to execute ▪ Strategic geographic focus
Digital banking ecosystem	▪ New product opportunities and delivery channels ▪ Continued evolution of wholesale payments	▪ **Leading digital platforms** ▪ Investing to differentiate core cash capabilities

[1] Bank for International Settlements (BIS) Triennial Central Bank Survey from April 2010 to April 2016
[2] Trepp LLC, data as of 9/30/2016

FINANCIAL TARGETS

18

JPMORGAN CHASE & CO.

Draft Continue to make strong progress toward achieving our targets Financial targets Execute growth initiatives (long-term revenue targets) Investment banking1 International2 Middle Market expansion Optimize returns (medium-term) Maintain expense & credit discipline (medium-term) Overhead ratio Net charge-off rate $411mm $2.3B $285mm 2016 39% 0.09% Targets $1.0B $3.0B $500mm 35% 0.15% 38% avg. 0.05% avg. 2011-2016 24% CAGR 10% CAGR 8% CAGR Return on equity 16% 15% 15% avg.3 F I N A N C I A L T A R G E T S Note: For footnoted information, refer to slide 22 19

Draft Our strategic priorities are focused on delivering incremental value to our clients Execute disciplined long-term growth strategy Strengthen our business foundation to better serve our clients Maintain a control environment that is effective and efficient Drive business innovation to improve client experience and operational efficiency F I N A N C I A L T A R G E T S Attract, train, develop and retain the best, most diverse talent 20

Draft Page Agenda C O M M E R C I A L B A N K I N G Notes 21 Disciplined long-term growth 10 Business innovation 14 Financial targets 18 Franchise strength 2

Draft Notes Note: Numbers herein may not sum due to rounding; prior years’ financials have been revised to conform to current presentation 1. Based on total count of revenue-producing employees 2. Excludes CTL 3. Deposits herein represent average client deposits and other third-party liabilities 4. Excludes non-operating Financial Institutions Funds deposits due to strategic decision in 2014 to begin exiting the business 5. Allocated capital was $14B in 2014 and 2015, and $16B in 2016 N O T E S Notes on slide 7: Disciplined C&I loan growth 1. CCBSI Real Estate is included in CRE 2. Asset-based loans also included in MMBSI and CCBSI loans outstanding 3. Peer averages based on CB-equivalent C&I segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC; however such segments / portfolios may not fully align with the firm’s CB segment or wholesale portfolios Notes on slide 8: Highly-targeted CRE loan growth 1. CCBSI Real Estate is included in CRE 2. Peer averages based on CB-equivalent CRE segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC; however such segments / portfolios may not fully align with the firm’s CB segment or wholesale portfolios 21 Notes on slide 6: Executed our proven strategy in 2016

Draft N O T E S Notes (cont’d) 1. GDP used as proxy for global economy; World Bank and Bureau of Economic Analysis as of 2015 2. Top 50 Metropolitan Statistical Areas ranked by population according to 2015 U.S. Census Bureau estimates 3. Represents total firm revenue from investment banking products provided to CB clients Notes on slide 15: Expanding wholesale payments capabilities 1. BCG Perspectives: Global Payments 2016, The Interactive Edition 2. Goldman Sachs: The Future of Finance, Redefining “The Way We Pay” in the Next Decade 3. AFP: 2016 AFP Electronic Payments Survey 4. McKinsey & Company: Global Payments 2015, A Healthy Industry Confronts Disruption 5. Ardent Partners: ePayments Rising, The 2014 Market Report 6. CHIPS/Fed volume report Notes on slide 19: Continue to make strong progress toward achieving our targets 1. Represents total firm revenue from investment banking products provided to CB clients 2. Denotes non-U.S. revenue from U.S. multinational clients 3. Represents average CB ROE from 2011-2016 if allocated common equity had been roughly equivalent to a blended capital allocation methodology that results in $20B of 2017 CB capital; average reported CB ROE from 2011-2016 was 21% 22 Notes on slide 11: Case study: Strong results in California expansion markets

Draft Forward-looking statements N O T E S This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available on JPMorgan Chase & Co.’s website https://www.jpmorganchase.com/corporate/investor- relations/investor-relations and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 23

C O R P O R A T E & I N V E S T M E N T B A N K Daniel Pinto, Chief Executive Officer Corporate & Investment Bank February 28, 2017

Agenda Page Financial performance 1 2016 Business updates 5 Financial targets 19 C O R P O R A T E & I N V E S T M E N T B A N K

Summary update from previously committed priorities

What we said in 2016…	Progress so far…
1 **Financial targets:** $19B expenses by 2017, 13% medium-term target ROE	▪ $19B expenses in 2016, benefitting from lower legal expense and FX tailwinds ▪ Record earnings of $10.9B[1] with 16% ROE in FY16
2 Transform our **Treasury Services and Custody & Fund Services** businesses	▪ Meaningful progress on significant multi-year platform ▪ Noteworthy new mandates
3 Invest in industries / products and regions with gaps in **Global Investment Banking**	▪ Hired senior bankers in key geographic regions and industries ▪ Continued momentum in M&A ▪ Maintained #1 ranking with 8.1% market share overall in 2016
4 Maintain **FICC** leadership and close the gap in **Cash Equities**	▪ Maintained #1 position in FICC with 12.0% share ▪ Improved Equities ranking to #2 and grew Cash market share
5 Ensure readiness for **new market structure** and maintain **optionality** for how clients want to transact	▪ Client-centric approach with emphasis on overall experience ▪ Leadership position in electronic trading with cutting-edge platforms and tools
6 Retain **global and complete** business model while **simplifying** and **optimizing** the business mix across multiple **constraints**	▪ Exited non-core businesses ▪ Grew revenue while retaining balance sheet discipline ▪ Preserved complete offering, leveraging benefits of scale

[1] Excludes the after-tax impact of legal expense and business simplification of $(72) million

FINANCIAL PERFORMANCE
1
JPMORGAN CHASE & CO.

In 2016, we delivered strong results

Net revenues and income[1,2] ($B)

	FY12	FY13	FY14	FY15	FY16
Adjusted ROE[1,2] (%)	18%	17%	13%	14%	16%
Capital ($B)	$47.5	$56.5	$61	$62	$64



Adjusted revenue[1,2,3]
Normalized revenue[5]
Normalized net income[5]
Adjusted Net income[1,2,4]
$33.0
$34.2
$32.7
$33.2
$35.0
$8.8
$10.1
$8.6
$9.2
$10.9
FY12
FY13
FY14
FY15
FY16
Adjusted overhead ratio[1,2]
60%
57%
61%
59%
53%

[1] FY12 includes revisions related to the adoption of new accounting guidance for investments in affordable housing projects
[2] Excludes funding valuation adjustments (FVA)/debit valuation adjustments (DVA) for FY12 and FY13 and the after-tax impact of legal expense and business simplification for all years
[3] The adjustments on revenue, as described in footnote 2, exclude $1.7 billion, $533 million, $1.9 billion, $353 million and $220 million for FY12, FY13, FY14, FY15 and FY16, respectively
[4] The adjustments on net income, as described in footnote 2, exclude $(178) million, $(1.3) billion, $(1.7) billion, $(1.1) billion and $(72) million for FY12, FY13, FY14, FY15 and FY16, respectively
[5] Normalized revenues and net income additionally exclude credit adjustments & other, credit costs, one-off tax credits, run-off portfolio and fair value gains/losses on hedges of accrual loans as well as gains/losses on securities received from restructuring

2
JPMORGAN CHASE & CO.
FINANCIAL PERFORMANCE

FINANCIAL PERFORMANCE

Consistent discipline driving overall expenses down while enabling reinvestment for growth and controls

Adjusted expense ($B)[1]



Front office compensation[2]
Operating expenses[2]
Control
Regulatory[3]
Simplification
$2.8B
$21.9
$21.7
$21.8
$20.2
$19.0
2012–'16 Δ
22%
(9%)
(13%)
2012
2013
2014
2015
2016

- Adjusted expense down 13% from 2014
- Strong track record of compensation discipline while retaining talent
- Robust management of operating expense base

Key drivers for 2014–2016



Progress in line with prior commitments…
Simplification
Front office
Tech and Ops
Investments
…and incremental changes
Incremental investments
Revenue outperformance compensation
FX

Investments

We have been investing across the franchise to enhance client offerings and experience:

- Global payment and trade platform
- Custody & Fund Services offerings, data infrastructure and platform renovation
- E-trading, derivatives transformation, mobile capabilities and overall client experience
- Hiring senior bankers across products and geographies

Key drivers for 2017

- ↓ Ongoing tech and ops productivity
- ↓ FX tailwind
- ↑ Investments
- ↑ Lower level of legal expense in 2016

[1] Adjusted for legal expense
[2] Excludes business simplification
[3] Includes FDIC/FICO assessment charges, UK Bank Levy and other regulatory assessments

3

JPMORGAN CHASE & CO.

ROE walk forward F I N A N C I A L P E R F O R M A N C E CIB normalized ROE walk – FY2015 to FY2016 12.2% 16% 1.8% 1.6% 0.2% 0.7% (0.5%) 14.0% 2015 Revenue Rates Expenses Higher capital requirement 2016 +200 bps Revenue growth - 40 bps Run-off portfolio Legal expense 4

Agenda Page 2016 Business updates 5 Financial performance 1 Financial targets 19 C O R P O R A T E & I N V E S T M E N T B A N K

Treasury Services

Continuing to invest in our TS franchise to capture a greater share of the global cash management wallet

Improving the client experience

- **Make it easy to do business with TS**
  - Automate and digitize account opening
  - Transparent and fully customizable view of client relationship for service and implementation
- **Bring together wholesale payment capabilities across JPM products and clients**
  - Close partnership with Commerce Solutions and Commercial Card

Technology transformation

- **Investing to transform payments & liquidity**
  - Next generation technology platform
    - Global consistency and stability
    - Flexibility and speed for innovation and network expansion
    - Big data; cloud-ready; blockchain
  - Global eCommerce settlements
  - Cyber and fraud

Investments in transformational technology while reducing operating expenses



(8%) total
Tech investments
Operating expenses
12%
(13%)
2014
2017 outlook

Winning mandates

- **Strong performance with global corporates and financial institutions**
  - Integrated global payables, receivables and liquidity solutions
  - Winning disproportionate share of competitive deals
  - Positioned for renewed growth in Correspondent Banking segment

Grew operating balances



+15%
4Q14
4Q16

2016 BUSINESS UPDATES

5

JPMORGAN CHASE & CO.

Custody & Fund Services

Delivering on value proposition by leveraging the power of the CIB and transforming our client offering through technology investment

Improving the client experience

- **Highest client satisfaction in recent years**
  - Commitment to providing clients access to high quality staff in their own time zones
  - Delivering enhanced digital analytics, data solutions, workflow tools to future proof the business
  - Expanding product offerings as clients shift from active to passive investments

Optimizing infrastructure

- **Investing to transform CFS**
  - Improving margins and delivering scale through technology-driven solutions
  - Enhancing product offering (e.g., alternatives, ETFs)

Investments in transformational technology while reducing operating expenses



(5%) total
Tech investments
30%
Operating expenses
(12%)
2014
2017 outlook

Winning new mandates while growing activity with our existing clients

- **Our commitment has been noticed by clients**
  - We have been awarded new mandates across sectors
  - We continue to retain and grow business with our existing clients



THE WALL STREET JOURNAL.

J.P. Morgan to Become Custodian for $1 Trillion in BlackRock Assets



Investment Magazine

JPMorgan wins Tcorp, State Super, icare custody trifecta

2016 BUSINESS UPDATES

6

JPMorgan Chase & Co.

$20 $18 $22 $24 $24 6.4% 7.5% 8.0% 8.4% 8.6% 2012 2013 2014 2015 2016 M&A industry wallet ($B) and JPM share (%) trend ECM industry wallet ($B) and JPM share (%) trend1 Industry wallet JPM share Global Investment Banking Significant progress in M&A and ECM while preserving historically strong position in DCM $14 $18 $21 $19 $14 7.2% 8.4% 7.2% 7.0% 7.6% 7.8% 8.7% 7.7% 8.1% 9.3% 2012 2013 2014 2015 2016 Industry wallet JPM share JPM addressable share $35 $41 $39 $34 $36 8.2% 9.0% 8.5% 8.0% 7.9% 2012 2013 2014 2015 2016 Industry wallet JPM share DCM industry wallet ($B) and JPM share (%) trend Source: Dealogic. ECM excludes SHELF. DCM excludes money market, short-term 1 ECM addressable market excludes China A-Share issuance Industry 2012 2015 2016 Consumer & Retail 1 1 2 Diversified Industries 1 1 1 Energy & Natural Resources 2 2 1 Financial Institutions 1 1 1 Healthcare 1 1 1 Tech, Media & Telecom 2 2 1 Real Estate 2 1 1 JPM industry ranks JPM rank #2 #2 #2 #2 #2 JPM rank #1 #2 #3 #1 #1 JPM rank #1 #1 #1 #1 #1 2 0 1 6 B U S I N E S S U P D A T E S 7

Markets

Our client-centric Markets franchise is scalable and well positioned to capture future opportunities



Our position and performance allow us to invest for the future
1 Core strategy
Scale
Completeness
Global network
2 Operating principles
Operational efficiency
Expense discipline
Capital optimization
Risk mgmt.
Client-centric franchise
3 Strong profitability
17%
2016 ROE
4 Invest for the future
Client experience
Evolve and innovate
5 Growing tailwinds offset manageable headwinds
Strong results and positive outlook

2016 BUSINESS UPDATES

8

JPMORGAN CHASE & CO.

We have captured significant market share across products while overall industry revenue pool declined 2 0 1 6 B U S I N E S S U P D A T E S FICC Equities & Prime Global revenue pool ($B) and market share (%) $157 $127 $148 $126 $116 $107 $114 8.6% 10.2% 9.2% 9.9% 9.3% 10.3% 12.0% 2010 2011 2012 2013 2014 2015 2016 $63 $60 $56 $64 $61 $66 $57 6.9% 7.5% 7.7% 7.8% 8.0% 8.8% 10.1% 2010 2011 2012 2013 2014 2015 2016 Market share Total industry pool Market share Total industry pool Markets Source: Coalition. Total industry pool is based on JPM internal business structure. Market share is based on Coalition preliminary FY16 results and reflects JPM’s share of Coalition's Global Industry Revenue Pool Core strategy 1 #1 JPM rank #1 #1 #1 #1 #1 #1 JPM rank #4 #3 #2 #3 #3 #3 #3 9

We improved our leadership positions in Markets in the last 5 years, but there is still room for growth 2 0 1 6 B U S I N E S S U P D A T E S Markets Evolution of leadership positions  Grown number of top 3 positions across 31 product and geographic categories  Continuous assessment of areas for improvement and investment  Strategic commitment to a complete, global platform, delivering scale and deep, broad client relationships Top 3 positions across 31 categories Source: Coalition. Rank analysis is based on top 10 peers and reflects JPM internal business structure Core strategy 1 Number of JPM leadership positons 61% 77% 39% 23% 2012 2016 Top 3 Non Top 3 100% 100% Total wallet by JPM leadership position 2012 2016 Top 3 Non Top 3 79% 83% 21% 17% 100% 100% 10

Markets

1 Core strategy

Our Equities & Prime businesses have seen significant growth in all regions following our focused investment strategy

Prime Brokerage revenue



Cash
Synthetics
+22%
+48%
+12%
2014
2016

Industry pool	*$12.0B*	*$12.4B*	+4%

Cash Equities revenue



Low Touch
High Touch
(4%)
(13%)
+31%
2014
2016

Industry pool	*$20.4B*	*$16.6B*	(18%)

Equity Derivatives revenue



+26%
2014
2016

Industry pool	*$23.6B*	*$22.4B*	(5%)

Comments

- Sustained **market share growth** in a **shrinking revenue pool** environment
- Acceleration of client onboarding and volumes as a result of ongoing **multi-year strategic investment** in Electronic and Prime platform
- Market-leading equity derivatives position driven by **sustained and balanced growth**
- **Record revenue and balances** in Prime Brokerage driven by Synthetics and International Prime Brokerage

Source: Industry pool represents Coalition's Global Industry Revenue Pool based on JPM's internal business structure

2016 BUSINESS UPDATES
11
JPMORGAN CHASE & CO.

Our Markets business is client-focused and flow-driven with strong financing and client solutions businesses 2 0 1 6 B U S I N E S S U P D A T E S 2014 2016 Consistent, diversified performance from client solutions businesses Financing-related revenue growth reflects optimization and repricing 2014 2016 Strong growth of flow market-making businesses 2014 2016 Markets average daily revenue and volatility1,2($mm) 7 0 0 2 0 Loss days $69 $72 $67 $70 $80 2012 2013 2014 2015 2016 Markets volatility Markets average daily revenue 1 Volatility measured as standard deviation. Average daily revenue and volatility excludes business simplification 2 For 2014-2016, loss days represent the number of days Markets posted losses. For 2012-2013, loss days represent the number of days for which the CIB posted losses under the market risk-related revenue measure Revenue ($B) Markets +21% +24% +8% Revenue ($B) Revenue ($B) Operating principles 2 Rev/Assets 1.6% 2.1% ~$10.0 ~$12.0 ~$5.5 ~$7.0 ~$1.5 ~$1.7 12

$17.5 $20.9 2014 2016 2014 2016 We have increased revenue while diligently optimizing our cost base and capital 2 0 1 6 B U S I N E S S U P D A T E S Markets expense Markets GSIB optimization Standardized Markets RWA 2014 2016 +0% (14%) (17%) Markets revenues ($B) Markets net income 2014 2016 +20% Markets Advanced Markets RWA 2014 2016 +8% 2014 2016 Drop in GSIB score +43% Operating principles 2 Note: All numbers shown exclude business simplification 13

2016 was very strong: you will recall this slide from last year 2 0 1 6 B U S I N E S S U P D A T E S  We had some businesses with lower fully-loaded ROE  With strong marginal contribution and operating leverage, our businesses were well positioned for growth in revenue Return on equity of Fixed Income Markets Strong profitability 3Markets 14

Scale drives high ROE and operating leverage; as a result, 2016 revenue outperformance was highly accretive M a c ro S pre a d R u n - of f 15% 15% 15% 18% Equities and Prime Fixed Income Overall Securitized Products Credit Trading Public Finance Rates Trading Currencies & Emerging Markets Commodities Cost of capital Run-off 2015 2016 Key: 2016 revenue vs. 2015 20% + 10-20% up to 10% no change Fully-loaded ROE for Markets businesses, 2015 and 2016 2016 Revenue vs. 2015 NOT TO SCALE Markets 2 0 1 6 B U S I N E S S U P D A T E S Strong profitability 3 15

We are creating an end-to-end digital experience for clients to simplify their engagement with us and enable them to embrace market change 2 0 1 6 B U S I N E S S U P D A T E S Markets 4 Invest for the future 4  Engage clients digitally across the entire trade lifecycle  Complete product suite to support pre-trade, trade and post-trade activities  Multiple channels will enable clients to interact with us in any way they choose  The client’s user experience is key – not just to trade with us across all products but to benefit from JPM’s innovation We want to partner with our clients – to share and integrate our synergies, technologies and scale Focus on client experience 16

5 Headwinds and tailwinds

Markets

Potential further headwinds from market structure evolution remain uncertain, but seem manageable

Electronic trading is growing fast, but from a low base[1]…


Markets Flow revenue
Non-Electronic
Electronic
10%
90%
~30%
~10%
12%
88%
2014
2016

… and market structure continues to evolve…


($B)
Total Markets Revenue
$21.0
Solutions & Financing
Flow Market-Making
Low likelihood of electronification
Addressable Flow products
Already electronic
Potential to move to electronic
$5.5

… however, the additional impact is manageable

Potential negative impact on revenues ($mm)

Electronic conversion rate	Margin compression: Low	Margin compression: Medium	Margin compression: High
Low	~$50	~$80	~170
Medium	~$140	~$200	~400
High	~300	~$400	~800

Likely scenarios: Low/Medium electronic conversion rate with Low/Medium margin compression

Uncertainty on the impact of future market structure change

- **Uncertainty remains** on how electronification will further impact market dynamics
- **Impact is limited** to a small subset of total revenue
- However, these areas are very **competitive** and as a result already have very **tight margins**
- We think this is a **manageable headwind**

[1] Measured using JPM internal classification of flow businesses revenue

17
JPMORGAN CHASE & CO.
2016 BUSINESS UPDATES

2010 Decline 2015 Increase 2016 Cyclical Product elimination Margin compression Strong macro tailwinds along with FICC revenue pool stabilization Emerging markets to be long-term driver of growth4 Rates expected to rise across developed markets3 Markets Headwinds and tailwinds 5 2 0 1 6 B U S I N E S S U P D A T E S 50% 22% 20% 38% 38% 10% 12% 40% 70% CIB revenue Worldwide GDP Growth contribution to 2030 GDP United States Developed markets Emerging markets Cyclical momentum – FICC industry revenue pool ($B)1 (32%) $157 $107 $114 Increased FX volatility in 20162 +6% 1 Coalition Total Industry Revenue Pool based on JPMorgan’s internal business structure. 2010-2015 pool decline split between cyclical, product elimination and margin compression based on JPMorgan estimates 2 CBOE. EUVIX and GBVIX, 30 day expected volatility 3 JPMorgan. Policy rate GDP-weighted across economies. Developed economies include: US, UK, ECB, Japan, Australia, New Zealand, Norway and Sweden 4 World Bank World Development Indicators 0.00% 0.25% 0.50% 0.75% 1.00% 2012 2013 2014 2015 2016 2017 2018 Annual Policy Rate Policy rate 0 5 10 15 20 25 30 2012 2013 2014 2015 2016 USD:GBP VOL USD:EUR VOL 18

Agenda Page Financial targets 19 2016 Business updates 5 Financial performance 1 C O R P O R A T E & I N V E S T M E N T B A N K

0.8% 0.3% (0.2%) (0.3%) (0.6%) (2%+/-) 2016 Revenue Rates Expense initiatives Legal and control related Other Higher capital requirement Medium-term target 16% 1 Includes impact of normalized tax rate and credit cost 2 Normalizing for lower level of legal expense in 2016 1 14%+/- 2 ~$36B 55%+/- $70B in 2017, evolving as a function of multiple constraints ~$34B ~$19B 55-60% 12.5% CET1 2015 Investor Day Medium-term target Revenue Expense Overhead ratio Capital 14%+/- ~13% ROE ~100 bps increase from 2015 Investor Day target F I N A N C I A L T A R G E T S 19 CIB normalized ROE walk – FY2016 to Medium-term target ROE walk-forward

Looking forward  Continue deepening relationships as part of our commitment to a client-centric franchise  Maintain leading positions and avoid complacency  Embrace change and adapt business model to disruptive forces  Emphasize innovation and technology investment to improve client experience and drive efficiency  Reinforce a culture with the highest standards and values independently of any potential changes in regulation  Ensure we continue to attract the best talent in the industry F I N A N C I A L T A R G E T S 20

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available on JPMorgan Chase & Co.’s website https://www.jpmorganchase.com/corporate/investor- relations/investor-relations and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21 N O T E S

A S S E T & W E A L T H M A N A G E M E N T February 28, 2017 Mary Erdoes, Chief Executive Officer Asset & Wealth Management

Asset & Wealth Management: Uniquely positioned in the industry

Individuals						Institutions			
Retail	Mass Affluent	Affluent	High Net Worth	Ultra High Net Worth	Family Offices	Intermediaries	Pensions	Insurance	Sovereigns

Client driven

- **Trust**: Nearly 200 years of being a fiduciary focuses us on long-term thinking
- **Performance**: 83% of 10-year JPMAM long-term mutual fund AUM outperform peers[1]
- **Access:** Serve a broad client spectrum with segment-specific coverage models

Innovate and adapt

- **New solutions:** Smart beta, multi-asset, alternatives, ESG, insurance, digital
- **New partnerships/investments:** InvestCloud, Global X
- **New insights:** Research intensive (*Guide to the Markets* used by 1 in 3 U.S. advisors)

Never stop investing in the business

- **Our people:** 95%+ retention rate for top talent
- **Technology:** Innovate, automate, and eliminate waste
- **Processes:** Continuous improvements increase efficiencies and control risks

Diversification is key

- Like portfolios we manage, our business is diversified across asset classes, regions, and client types
- More consistent asset, revenue, and profit growth

For footnoted information, refer to notes appendix

ASSET & WEALTH MANAGEMENT
1
JPMORGAN CHASE & CO.

A S S E T & W E A L T H M A N A G E M E N T AWM key metrics and records Alpha Flows Industry challenges Client assets (EOP, $T) Revenue ($B) Pretax income ($B) PTM (%) ROE (%) 26% 28% 29% 29% 27% 29% 25% 24% 23% 23% 21% 24% $2.5 $2.4 $2.4 $2.3 $2.1 $1.9 $12.0 $12.1 $12.0 $11.4 $10.0 $9.6 2011 2012 2013 2014 2015 2016 $3.5 $3.2 $3.5 $3.3 $2.8 $2.5 +7% +5% +5% Record CAGR Fees Investment performance Client experience AWM priorities Innovation & growth Operational efficiency Continued strong financial performance in a challenging environment 2

Despite near-term challenges, leading long-term performance A S S E T & W E A L T H M A N A G E M E N T Total JPMAM % of 2016 JPMAM long-term mutual fund AUM over peer median1 (net of fees) 5-year 3-year 1-year 10-year 83% 79% 72% 54% 84% 85% 77% 59% 77% 61% 64% 46% 90% 88% 68% 52% Equity Fixed Income Multi-Asset Solutions & Alternatives >75% 50-74% 25-49% <25% Legend For footnoted information, refer to notes appendix 3

$30B Liquidity Liquidity Liquidity Brokerage Custody Deposits Credit Brokerage Custody Deposits Credit Brokerage Custody Deposits Credit Fixed Income Equity Multi- Asset Alts JPMC WM US EMEA Asia LatAm AM US EMEA Asia LatAm Fixed Income Equity Multi- Asset Alts JPMC WM US EMEA Asia LatAm AM US EMEA Asia LatAm A S S E T & W E A L T H M A N A G E M E N T Region 2 0 1 6 Fixed Income Equity Multi- Asset Alts JPMC WM US EMEA Asia LatAm AM US EMEA Asia LatAm $45B 2 0 1 5 $85B 2 0 1 4 $139B $15B $23B $84B LT AUM1 ST AUM + AUS + Credit + < $(100mm) Flat > $100mm Diversified solutions across JPMC client segments and regions drive positive flows Total Client Positions2 = $62B $55B For footnoted information, refer to notes appendix 4

A S S E T & W E A L T H M A N A G E M E N T #2 in total flows over the past 5 years (large public peers) 2012 2013 2014 2015 2016 Peer 1 Peer 11 Peer 11 Peer 11 Peer 11 Peer 111 JPMC Peer 2 JPMC Peer 6 JPMC JPMC Peer 2 JPMC Peer 6 Peer 10 Peer 6 Peer 63 Peer 3 Peer 5 Peer 3 JPMC Peer 5 Peer 34 Peer 4 Peer 3 Peer 5 Peer 4 Peer 4 Peer 55 Peer 5 Peer 4 Peer 4 Peer 3 Peer 10 Peer 41 Peer 6 Peer 6 Peer 2 Peer 5 Peer 3 Peer 21 Peer 7 Peer 10 Peer 10 Peer 9 Peer 9 Peer 106,7 Peer 8 Peer 8 Peer 9 Peer 7 Peer 7 Peer 91 Peer 9 Peer 9 Peer 7 Peer 2 Peer 2 Peer 78 Peer 10 Peer 7 Peer 8 Peer 8 Peer 1 Peer 89 Peer 11 Peer 1 Peer 1 Peer 1 Peer 8 Peer 110 Allianz $49 $43 $30 $44 $14 $34 $2 $(25) $82 $39 $93 Source: Company filings, J.P. Morgan estimates Note: Includes competitors in peer group with publicly reported financials and 2016 client assets of at least $500B: Allianz, BAC, BEN, BK, BLK, CS, GS, IVZ, MS, TROW, UBS For footnoted information, refer to notes appendix $126 $(67) Average Ranking of LT client asset flows for key large publically traded peers ($B) 2012-2016 Average $38 $112 $113 $52 $246 $217 $148 $220 $69 $172 $8 $(125) $408 $197 $628 $(337) Cumulative 2012-2016 2 5

2016 Revenue ($B) 2016 Pretax income ($B) Assets, revenue, and pretax income records A S S E T & W E A L T H M A N A G E M E N T 2016 Client assets ($T) $1.4 BK1 TROW1 $2.2 $2.5 NTRS8 $0.7 $0.8 $1.1 $0.8 GS5 $5.1 CS2,6 $2.9 MS2 $2.4 $1.4 BLK1 $2.7 JPMC3,4 $1.6 UBS2 WFC5 $0.5 BEN1 DB AM7 Allianz1 BAC2 $17.7 $17.2 $17.5 UBS $2.0 BLK JPMC3 $11.2 $15.9 $5.8 DB AM Allianz9 $6.4 $6.7 GS $3.3 BEN WFC CS6 $9.9 $15.4 MS TROW BAC BK NTRS10 $3.8 $4.2 $2.0 CS6 BEN Allianz $0.7 MS BAC $4.9 $3.6 TROW JPMC3 $1.2 $2.7 BLK $4.5 WFC UBS $2.4 BK GS10 -$0.2 DB AM NTRS10 $1.0 $3.9 $2.4 $3.7 $4.4 Source: Company filings, J.P. Morgan estimates For footnoted information, refer to notes appendix CWM consists of all Chase Wealth Management Investments and all Chase Private Client Deposits AWM CWM AWM CWM AWM CWM YoY growth (2.1)% 0.3% (4.3)% 1.1% 2.7% (2.2)% 3.7% (7.1)% (16.0)% (6.7)% 0.5% (4.0)% (0.0)% 3.9% YoY growth 8.0% (3.1)% 8.9% 4.2% (2.6)% (12.8)% 38.4% (15.0)% (3.2)% (2.1)% (17.8)% (7.7)% 3.2% N/M 6

Adapting and innovating are keys to success

Industry headlines[1]		Our view
Active "versus" Passive	**The Death of Equities** *Business Week* 1979 **Hard Times Come to Hedge Funds** *Fortune* 1970	■ Both active & passive are key building blocks for stronger portfolios ■ Clients want advice, service, and solutions … not just products
Fee Compression	**Investors Flock to Low-Cost Funds** *Wall Street Journal* 2007 **Brokers Offer Experimental Fee Plan** 1975 *New York Times*	■ Fees should align with long-term value expectations ■ Reduced annual fees by >$250mm ■ Closed / merged 191 funds ■ Launched 267 funds
Computer "versus" Human	**Computers that Think** New York Times 1998 **Tapping Cyberbrains for Financial Advice** *New York Times* 1980	■ Client preferences vary ■ Human & digitally-enhanced advice ■ Increased productivity, decreased risk

For footnoted information, refer to notes appendix

ASSET & WEALTH MANAGEMENT

7

JPMORGAN CHASE & CO.

Serving clients across wealth spectrum, leading with advice and thought leadership



CCB
AWM
Chase WM
JPM WM
~50% U.S. households bank with Chase
5,258 branches, covering 23 states
<10% invest with us
~50% world's wealthiest[1] bank with JPM
80 offices, covering 109 countries
<30% USPB clients actively bank with us[2]
CB
CIB
Debit cards
Retail checking
Chase Pay
Retail savings
Auto loans
Credit card
IRAs
Annuities
DIY online trading
Certificates of Deposit
Securities based lending
Brokerage investment portfolio
UTMAs
Managed investment portfolio
Custody & Fund Services
Business Banking
Mortgage Banking
GRATs
529s
Goals-based planning
Sustainable investing
Wealth Advisory
Privileges card
Liquid Alternatives
The Philanthropy Centre
Unsecured lending
Custom credit solutions
Donor Advised Funds
Jumbo Mortgage
Insurance Dedicated Funds
Real Estate Lending
Letters of credit
Sophisticated life insurance wrappers
Crummey trusts
Reserve card
Direct investing
Prime Services
Private Equity
Hedge Funds
Estate execution & disposition
Pre-liquidity lending to entrepreneurs
Corporate Finance
Art loans
Corporate Trustee
Aircraft loans
M&A
Family Office advisory
Private Foundations
Sports financing
Morgan Markets Research
Commercial Banking
OCIO
Retail
Mass Affluent
Affluent
High Net Worth
Ultra High Net Worth
Institutional

ASSET & WEALTH MANAGEMENT

For footnoted information, refer to notes appendix

8

JPMORGAN CHASE & CO.

Growing credit book … 2010 2009 $70 $30 2013 2011 2008 2012 $121 2014 2015 2007 2006 2016 15% CAGR JPMC WM1 year-end spot balance ($B) 5yr CAGR 15% 10% Continuing to advise WM clients on both sides of their balance sheet Growing deposits $136 $290 +19% CAGR 2016 $52 2015 2008 2009 2010 2011 2012 2013 2014 2007 2006 JPMC WM1 year-end balance ($B) Net charge-offs (%) 0.03 0.17 0.00 0.00 0.16 0.36 0.02 0.10 0.10 0.21 0.10 0.01 0.05 0.03 -0.02 0.05 0.10 0.01 0.14 -0.03 -0.09 0.00 Jumbo Mortgages2 Loans (ex-mortgages) ~97% with secured collateral Jumbo mortgages2 Loans (ex-mortgages)  Non-op  $20B  Other  $36B A S S E T & W E A L T H M A N A G E M E N T 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 … with strong risk management 1% CWM % of clients with loan facilities 16% WM For footnoted information, refer to notes appendix 1.2 1.4 1.4 1.5 1.7 1.7 Average balance of PB deposit clients ($mm): 9

Revenue growth vs. peers JPMC WM revenue mostly recurring, and leading peers in growth 2011-16 CAGR Annual revenue growth Leading revenue growth A S S E T & W E A L T H M A N A G E M E N T 2.2% 3.7% JPMC WM1 Peer 5 Peer 4 Peer 1 1.4% Peer 2 1.4% 3.9% Peer 3 10.7% 8.5% 5.5% 10.8% 18.4% 11.0% 1.7%1.4% 5.3% 9.2% 2.0% 1.1% 3.3% 6.6%7.7% -0.1% -4.3% 2.1% 5.5% 9.8% -1.7% -2.1%-2.0% 3.5% 7.7% 0.1% 4.3% -3.0% 4.0% -2.2% 3.9% 2012 2013 2014 2015 2016 For footnoted information, refer to notes appendix 2016 $5.7 $9.5 2011 Revenue composition JPMC WM1 ($B) 85%+ recurring revenue 10.7% CAGR Transactional Recurring2 4.4% 2.1% 4.5% 12.0% 6.7% WM 5.9% 2012 2013 2014 2015 2016 WM standalone (as reported) 10

$2.7mm $2.4mm $2.1mm $1.8mm $1.5mm $1.2mm $0.9mm $0.6mm $0.3mm $0.0mm 15% 10% 5% 0% -5% -10% JPMAM Equity: Global, research-driven teams delivering strong performance A S S E T & W E A L T H M A N A G E M E N T Strong performance across entire platform1 Growth Advantage Fund 01/06 – 01/17 JPMAM Growth Advantage monthly rolling 1Y excess return3 Growth of $1mm4 Outperforming benchmark 84% of time (rolling 5Y)5 5th percentile over 10 years6 Index JPMAM Europe Dynamic Fund U.S. Global European Emerging Markets & Asia Pacific 86% 79% 98% 79% 150+ Research Analysts $1.6mm $1.2mm $0.8mm $0.4mm 15% 10% 20% 0% $0.0mm 5% -10% -5% $2.0mm JPMAM Europe Dynamic monthly rolling 1Y excess return7 Growth of $1mm8 Outperforming benchmark 77% of time (rolling 5Y)9 8th percentile over 10 years10 JPMAM Index % 5Y JPMAM mutual fund AUM over peer median Legacy of global, research-driven approach 30+ years Fundamental Research Model 20+ years Behavioral Finance Process Investment professional locations 140 mutual funds rated 4- or 5- stars by Morningstar2 01/06 – 01/17 >75% 50-74% 25-49% <25% For footnoted information, refer to notes appendix 11

JPMAM Fixed Income strategies: Strong growth across broad platform A S S E T & W E A L T H M A N A G E M E N T Performance #2 in active flows over 5 years (large public peers) 2016 2006 U.S. Broad Markets Global Broad Markets High Yield Emerging Markets Municipals Unconstrained/Specialty Global Solutions JPMAM: 9% CAGR1 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 01/17 09/15 Outperforming benchmark 100% of time (rolling 3Y)7 9th percentile over 3 years (inception 9/4/2012)8 $1 $30$31 $74 $92 Peer 3 Peer 2 JPMAM Peer 1 Peer 5 -$48 Peer 4 Cumulative 2012-16 Active Fixed Income flows (net, $B)5 Monthly rolling 3Y excess return (%)6 Industry: 6% CAGR2 Leveraging entire platform: Global Bond Opportunities AUM growth across platform 41 mutual funds rated 4- or 5- stars by Morningstar4% 5Y JPMAM mutual fund AUM over peer median3 U.S. / Global Broad 51% High Yield 95% 80% Emerging Markets Municipals 7% 59% Unconstrained/ Specialty >75% 50-74% 25-49% <25% 270 Investment professionals 14 Global locations 19 years Investors’ average experience For footnoted information, refer to notes appendix 12

Real Assets Private Equity Hedge Funds Liquid Alternatives Other WM AUS 2016 $213 2011 $157 Growth engines: Alternatives A S S E T & W E A L T H M A N A G E M E N T Strong investment performance Diversified and growing platform JPMAM 5Y return vs. benchmark 17.3% 11.4% 4.6% 3.6% 3.5% 12.7% 11.2% 0% 5% 10% 15% 20% Private Equity5 U.S. Core Real Estate4 Multi-Strategy Hedge Funds3 Strategic Income Opportunities Fund2 JPMAM Benchmark AWM: 6% CAGR Industry: 4% CAGR1 Total client assets ($B) For footnoted information, refer to notes appendix JPMAM Systematic Alpha Fund Growth of $1mm6 Alternative beta 13 $1.2 $1.0 $1.1 $0.9 01/12 – 01/17 $1.16mm $1.00mm Benchmark JPMAM $mm 0.1%

Growth engines: Solutions A S S E T & W E A L T H M A N A G E M E N T 2016 2011 #5 Peer #8 JPMAM #1 Peer 16% 5% 4% AUM Ranking3 5Y CAGR4 Growth of $1mm6 Growth powered by underlying investment capabilities 2011 2016 Industry: 12% CAGR1 JPMAM: 25% CAGR In s ura n c e S mar tR et ire m e n t 2011 2016 JPMAM: 16% CAGR Industry: 24% CAGR5 JPMAM: 45% CAGR $1.8 $0.8 $1.0 $0.4 $1.4 $1.6 $1.2 $0.6 12/06 – 12/16 AUM AUM JPMAM Solutions AUM For footnoted information, refer to notes appendix Industry: 6% CAGR2 $1.71mm $1.23mm JPMAM SmartRetirement 2040 S&P Target Date 2040 S&P Target Date 2040 – ex 3 best days $mm $1.60mm 14

Where we invest



Front office spend ($)
+14%
2011
2016



Technology (% of rev)
5.8%
6.9%
2011
2016



Total expenses (% of rev)
73%
~30% margin
70%
2011
2016

Initiative spend

AWM won 7 industry awards in 2016, including:

banking technology AWARDS

American Financial Technology Awards

Production spend

Digital Wealth Management

- Enables client engagement choice
- Integrates mobile and online investing / banking
- Increases advisor productivity

investcloud®

Agile & The Cloud

- Frequent, rapid release cycles
- Adaptable, next-generation architecture
- J.P. Morgan's private cloud

AM Spectrum

SPECTRUM



WM Connect

CONNECT



Reduce legacy footprint

# of apps



(35)%
2010
2016

Virtualization

Ratio of virtual to physical servers



+180%
2010
2016

Process re-engineering

KYC days



2010
2016

Reduce errors



Errors
Client assets
2010
2016

ASSET & WEALTH MANAGEMENT
15
JPMorgan Chase & Co.

AWM poised for continued growth, leveraging the full spectrum of JPMC

Key strengths

J.P.Morgan Asset & Wealth Management

Client focus
- Serving **entire wealth spectrum** from individual retail investors to multi-billionaires and largest institutions
- 60% of **world's largest** pension funds, sovereign wealth funds, and central banks

Global diversification
- Hard to replicate **breadth and depth** of offering
- **Global** mindset, footprint, and capabilities, even as others retrench

Innovation
- Developing new solutions internally, and jointly with **strategic partners**
- Proven ability to organize around **emerging business opportunities**

Risk management
- Risk management embedded in **culture** of the Firm
- **Continuous** regulatory process improvements

Leveraging JPMC

Brand / reputation
- Benefiting from ~**$3B** annual Firm marketing spend

Technology
- Benefiting from **$9B+** annual Firm tech spend

Full continuum
- Helping clients **across all areas of the Firm**

Targets (+/-)

LT AUM flows	Revenue	Pretax income	Pretax margin	ROE
4%	5%	10%	30%	25%

Note: LT AUM flows, revenue and pretax income represent medium-term annual growth targets

ASSET & WEALTH MANAGEMENT
16
JPMORGAN CHASE & CO.

Notes appendix Page 1 1. The “% of 10-year JPMAM long-term mutual fund AUM outperform peers” analysis represents the proportion of assets in mutual funds that are ranked in the top 2 quartiles of their respective peer category on a 10-year basis as of December 31, 2016. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil and India domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results. Page 3 1. The “% of 2016 JPMAM long-term mutual fund AUM over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on 1, 3, 5, and 10 year basis as of December 31, 2016. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil and India domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own. Page 4 1. Prior period amounts revised to conform with current period presentation 2. Long-term AUM, administration, brokerage, custody, and deposit for AWM, Chase Wealth Management Investments, and new-to-firm Chase Private Client Deposits Page 5 Source: Company filings, J.P. Morgan estimates Note: Allianz, CS, and UBS figures converted at average exchange rate 1. Long-term AUM 2. Long-term AUM, administration, brokerage, custody, and deposit for AWM, Chase Wealth Management Investments, and new-to-firm Chase Private Client Deposits. 2014 and 2015 were revised to conform with current period presentation A S S E T & W E A L T H M A N A G E M E N T 17

Notes appendix Page 5 (continued) 3. Long-term AUM and brokerage 4. Long-term AUM, brokerage, and deposit 5. Long-term AUM, fee-generating brokerage, and deposits in fee-generating brokerage accounts 6. Total AUM, Brokerage, and deposit 7. Includes client asset flows attributable to private banking and asset management units 8. Total AUM 9. Total long-term AUM excluding reinvested dividends 10. Includes 3rd party AUM flows only. 2016 figures include re-invested dividends (including capital gains) from existing clients Page 6 Source: Company filings Note: Allianz, CS, DB, and UBS figures converted at average exchange rate. Balances presented at end of period exchange rate. 1. Total AUM; for Allianz reflects total AUM from third-parties 2. Total AUM, brokerage, custody, and deposit; for CS as of 09/30/16 as FY2016 disclosure not yet available 3. Includes AM and WM (Wealth Management) with CWM reflecting extended segment (includes all CWM Investments and CPC Deposits) 4. Total AUM, administration, brokerage, custody, and deposit 5. Total AUM, brokerage, and deposit 6. Excludes revenue, pretax income, and client assets attributable to Corporate and Institutional Banking 7. Total invested assets plus assets under administration 8. Wealth Management Assets under Custody 9. Allianz (includes PIMCO) revenue is based on disclosed Operating Revenue 10. Reflects LTM through 3Q16 as FY2016 full disclosure not yet available. YoY growth rate calculated as LTM 3Q16 vs. LTM 3Q15. Page 7 1. “The Death of Equities” Business Week, Aug 13, 1979; “Hard Times Come to Hedge Funds” Carol J. Loomis, Fortune, Jan 1970; “Brokers Offer Experimental Fee Plan” Business Briefs, New York Times, Jan 21, 1975; “Investors Flock to Low-Cost Funds” Jonathan Clements, Wall Street Journal, July 18, 2007; “Computers that Think” William Stockton, New York Times, December 14, 1980; “Tapping Cyberbrains For Financial Advice” Roy Furchgottoct. 29, 1998 Page 8 1. Defined as deca-billionaires 2. 5+ banking transactions per month, with deposits above certain threshold levels Page 9 1. Pro-forma, reflecting WM (as reported) plus CWM Investments and CPC Deposits 2. Includes HELOCs and $1.6B of CIO portfolio mortgage loans originated by AWM and <5% of conforming loans A S S E T & W E A L T H M A N A G E M E N T 18

Notes appendix Page 10 Source: Company filings Note: Peer set includes comparable publicly disclosed businesses (MS, WFC, UBS, BAC, CS) 1. Pro-forma, reflecting WM (as reported) plus CWM Investments and CPC Deposits 2. Recurring revenue includes discretionary/managed, credit, deposit, fiduciary, custody, and performance fees; transactional includes brokerage and placement fees Page 11 1. The “% of AUM over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on a 5-year basis as of December 31, 2016. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil and India domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Terr itories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own. 2. The “mutual funds with a 4/5 star rating” analysis is sourced from Morningstar for all funds with the exception of Japan-domiciled funds; Nomura was used for Japan-domiciled funds. The analysis includes only Asset Management retail open-ended funds that are rated by the aforementioned sources. The analysis excludes Brazil and India domiciled funds. The share class with the highest Morningstar star rating represents i ts respective fund. The Nomura star rating represents the aggregate fund. Other share classes may have different performance characteristics and may have different ratings; the highest rated share class may not be available to all investors. All star ratings sourced from Morningstar reflect the Morningstar Overall RatingTM. For Japan-domiciled funds, the star rating is based on the Nomura 3-year star rating. Funds with fewer than three years of history are not rated by Morningstar nor Nomura and hence excluded from this analysis. Other funds which do not have a rating are also excluded from this analysis. Ratings are based on past performance and are not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own. 3. Source: Morningstar. 1-Year Excess Return for Select Share class over Russell 3000 Growth index. Other share classes may have higher expenses, which would lower returns. 4. Value of $1,000,000 invested on January 31, 2006 into JPMorgan Growth Advantage Select Share class and Russell 3000 Growth Index with dividends and capital gains re-invested. Other share classes may have higher expenses, which would lower returns. 5. Percentage of monthly periods with 5Y positive excess returns in Select Share class over Russell 3000 Growth Index. Other share classes may have higher expenses, which would lower returns. 6. Source: Morningstar. Percentile ranking for Select Share class as of January 31, 2017. A S S E T & W E A L T H M A N A G E M E N T 19

Notes appendix Page 11 (continued) 7. Source: Morningstar. 1-Year Excess Return for “C (acc) EUR” share class over MSCI Europe Net Return EUR index. Other share classes may have higher expenses, which would lower returns. 8. Value of $1,000,000 invested on January 31, 2006 into JPMorgan Europe Dynamic “C (acc) EUR” Share class and MSCI Europe Net Return EUR Index with dividends and capital gains re-invested. Other share classes may have higher expenses, which would lower returns. 9. Percentage of monthly periods with 5Y positive excess returns in “C (acc) EUR” Share class over MSCI Europe Net Return EUR Index. Other share classes may have higher expenses, which would lower returns. 10. Source: Morningstar. Percentile ranking for “C (acc) EUR” Share class as of January 31, 2017. Page 12 1. Includes assets managed on behalf of other JPMAM investment teams 2. Source: Strategic Insight Simfund; McKinsey. Based on 2007-15 CAGR. 3. The “% of AUM over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on a 5-year basis as of December 31, 2016. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil and India domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own. 4. The “mutual funds with a 4/5 star rating” analysis is sourced from Morningstar for all funds with the exception of Japan-domiciled funds; Nomura was used for Japan-domiciled funds. The analysis includes only Asset Management retail open-ended funds that are rated by the aforementioned sources. The analysis excludes Brazil and India domiciled funds. The share class with the highest Morningstar star rating represents its respective fund. The Nomura star rating represents the aggregate fund. Other share classes may have different performance characteristics and may have different ratings; the highest rated share class may not be available to all investors. All star ratings sourced from Morningstar reflect the Morningstar Overall RatingTM. For Japan-domiciled funds, the star rating is based on the Nomura 3-year star rating. Funds with fewer than three years of history are not rated by Morningstar nor Nomura and hence excluded from this analysis. Other funds which do not have a rating are also excluded from this analysis. Ratings are based on past performance and are not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own. 5. Source: J.P. Morgan Asset Management, company filings. Peer set includes BEN, BK, BLK, IVZ, MS A S S E T & W E A L T H M A N A G E M E N T 20

Notes appendix Page 12 (continued) 6. Source: Morningstar. 3-Year Excess Return for Select Share class over Bloomberg Barclays Multiverse Total Return Index. Other share classes may have higher expenses, which would lower returns. 7. Percentage of monthly periods with 3Y positive excess returns in Select Share class over Bloomberg Barclays Multiverse Total Return Index. Other share classes may have higher expenses, which would lower returns. 8. Source: Morningstar. Percentile ranking for Select Share class as of January 31, 2017. Page 13 1. Source: McKinsey, Cerulli. Based on 2011-2015 AUM. 2. Source: Morningstar. 5-year annualized net performance for JPMorgan Strategic Income Opportunities Fund Select Share class as of December 31, 2016. Other share classes may have higher expenses, which would lower returns. Benchmark is Bank of America Merrill Lynch U.S. Treasury Bill 3- Month Index. 3. Multi-Strategy Hedge Funds Portfolio Composite and benchmark returns are presented net of fees as of December 31, 2016. The benchmark used is the HFRI FOF Diversified Index. 4. Past performance is not indicative of future results. U.S. Core Real Estate and benchmark returns are net of fees as of December 31, 2016. Net returns are based on the highest applicable fee rate for this strategy. Benchmark used is NFI-ODCE Index. 5. Private Equity performance represents IRR (Internal Rate of Return) over the time periods shown and includes all investments for all funds, separate accounts and employee account, as of September 30, 2016, net of underlying investment fees and expenses, gross of advisor fees. Benchmark shown is Cambridge Global PE & VC Index as of September 30, 2016. 6. Value of $1,000,000 invested on January 31, 2012 into JPMorgan Systematic Alpha C (acc) EUR Share class and ICE 1 Month EUR LIBOR Index (“Benchmark”), with dividends and capital gains re-invested. Other share classes may have higher expenses, which would lower returns. Page 14 1. Source: Strategic Insights Simfund; McKinsey; P&I; eVestment. Based on 2011-2015 data. 2. Source: McKinsey. Based on 2011-2015 data 3. Source: Insurance Investment Outsourcing Report. Based on 2015 data. 4. Source: Insurance Investment Outsourcing Report. Based on 2010-2015 data. 5. Source: Strategic Insight Simfund, eVestment. Based on 2011-2015 data. 6. Value of $1,000,000 invested on December 31, 2006 into JPMorgan SmartRetirement 2040 Select Share class, S&P Target Date 2040 Index and S&P Target Date 2040 Index excluding the three days with highest daily return from December 31, 2006 through December 31, 2016, with dividends and capital gains re-invested. Other share classes may have higher expenses, which would lower returns. A S S E T & W E A L T H M A N A G E M E N T 21

Forward-looking statements A S S E T & W E A L T H M A N A G E M E N T This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available on JPMorgan Chase & Co.’s website https://www.jpmorganchase.com/corporate/investor- relations/investor-relations and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 22

C O N S U M E R & C O M M U N I T Y B A N K I N G Gordon Smith, Chief Executive Officer Consumer & Community Banking February 28, 2017

Page Agenda C O N S U M E R & C O M M U N I T Y B A N K I N G Consumer & Community Banking 1 Payments 13 Mortgage Banking 24 Banking 37 Appendix 57

We remain focused on a consistent set of strategic priorities C O N S U M E R & C O M M U N I T Y B A N K I N G  Deepen relationships with our customers, simplify and improve customer experience  Increase digital engagement by delivering differentiated experiences  Continue in our unwavering commitment to build and maintain an effective and efficient control environment  Lead payments innovation by delivering solutions that address merchant and consumer needs  Execute structural expense management strategies while continuing to invest for the future  Protect the Firm, its clients/customers, investors, and employees from cyber attacks, as well as protecting the privacy of their data and transactions  Attract, train, develop, and retain the best, diverse talent 1

Performance targets 2015 2016 Medium-term guidance (+/-) 2016 Investor Day Medium-term guidance (+/-) Business Banking Net charge-off rate 0.66% 0.61% 0.60% 0.70% Mortgage Banking Net charge-off rate1 0.18% 0.10% 0.10% 0.15% Card Services Net charge-off rate 2.51% 2.63% 3-3.25% 2.50% Net revenue rate 12.33% 11.29% 11.25% 11.25% Auto Finance Net charge-off rate 0.38% 0.45% 0.50% 0.45% Total CCB ROE 18% 18% 20% 20% Consumer & Community Banking targets CCB 2016 ($B) % of JPMC Net revenue $44.9 45% Net income $9.7 39% 1 Excludes the impact of purchased credit-impaired (PCI) loans C O N S U M E R & C O M M U N I T Y B A N K I N G 2

We have continued strong momentum across key business drivers, driven by consistent investment strategy

Key business drivers ($B, except ratios and where otherwise noted)

		2016	YoY Δ
Consumer & Community Banking	Households[1] (mm)	60.0	4%
	Active mobile customers (mm)	26.5	16%
Consumer Banking	Average deposits	$461	11%
	Client investment assets (end of period)	$235	7%
Business Banking	Average deposits	$110	9%
	Average loans[2]	$22	7%
	Loan originations	$7	8%
	Net charge-off rate	0.61%	(5) bps
Mortgage Banking	Total mortgage origination volume	$104	(3%)
	Foreclosure units (K, end of period)	47	(36%)
	Average loans	$232	14%
	Net charge-off rate[3]	0.10%	(8) bps
Credit Card	New accounts opened[4] (mm)	10.4	20%
	Sales volume[4]	$545	10%
	Average loans	$131	4%
	Net charge-off rate	2.63%	12 bps
Commerce Solutions	Merchant processing volume	$1,063	12%
Auto Finance	Loan and lease originations	$35	9%
	Average loan and leased assets	$75	16%
	Net charge-off rate	0.45%	7 bps

[1] Reflects data as of November 2016
[2] Includes predominantly Business Banking loans as well as deposit overdrafts
[3] Excludes the impact of PCI loans
[4] Excludes Commercial Card

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Consumer & Community Banking avg. loans1 ($B) We continue to see strong growth in deposits and core loans C O N S U M E R & C O M M U N I T Y B A N K I N G Consumer & Community Banking avg. deposits ($B) $414 $453 $487 $531 $587 2012 2013 2014 2015 2016 $109 $110 $114 $118 $125 $53 $57 $69 $108 $151 $48 $51 $53 $56 $63 $15 $16 $18 $20 $22 $184 $159 $137 $115 $96 2012 2013 2014 2015 2016 Card Mortgage Banking Auto Business Banking/Other Non-core loans (all LOBs) $409 $393 $391 2012 – 2016 CAGR Non-core loans: (15%) Core loans: +13% Total: +3% 2 Total: +10% Core: +20% 3 $417 $457 CAGR +9% Note: Numbers may not sum due to rounding 1 Includes held-for-sale loans 2 Non-core loans include runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit 3 Other includes securities-based lending of $1.5B in 2016, $1.4B in 2015, $0.8B in 2014, and $0.2B in 2013 4

Business drivers have supported revenue growth, with offsets in Card investments and deposit margin compression

CCB revenue ($B)



$43.8
$1.8
$0.6
$0.6
($0.9)
($0.7)
($0.4)
$44.9
2015 Revenue
NII (excl. deposit margin compression)
NIR¹
Auto lease income
New Card origination costs²
Card co-brand renewals
Deposit margin compression
2016 Revenue

Note: Numbers may not sum due to rounding; chart not to scale

[1] Excludes Auto lease income, new Card origination costs, and Card co-brand renewals

[2] Reflects new account origination costs and Sapphire Reserve travel credits

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We have invested heavily in technology and marketing – and we are seeing strong returns

Technology investments

Select investments	Cumulative spend (2015 and 2016)	Results
Branch operating model	~$1.0B	~$550mm pre-tax benefit in current annual run-rate
Digital		~$200mm pre-tax benefit in current annual run-rate Digital engagement leads to higher retention – attrition improvement since 2014 equal to 100K customers, or production of 211 branches
Chase Pay		Significant future benefits expected
Control and infrastructure		Continue to uplift standards – cybersecurity, KYC, and data

Marketing investments[1]

Select investments	Incremental spend over 2 years[2]	Results (steady state)[3]
Credit Card new account marketing[1]	~$1.7B[1]	~4.3mm new accounts ~$44.4B annual spend ~$8.2B average outstandings
Consumer Banking new account marketing		~670K new households ~$5.2B in average deposits

[1] Credit Card new account marketing reflects spend before the reduction for new account origination costs, which are amortized against revenue
[2] Incremental spend over 2 years calculated as the 2015 incremental versus 2014 plus the 2016 incremental versus 2014
[3] Steady state reflects year 3 performance for Card and year 1 for Consumer Banking

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Our growing digitally-engaged customer base delivers strong performance metrics

Consumer Bank households – impact of digitally-engaged households[1]

Digitally-engaged population is growing

% of households who are digitally-engaged


+18ppt
4Q12
4Q16

Retention rates are higher (FY16)

Attrition[2]


(11ppt)
All other households
Digitally-engaged households

Spending is higher (FY16)[3]

Credit + debit card spend per household


+91%
All other households
Digitally-engaged households

Cost of digital transactions is lower (FY16)

Cost per check deposit by channel


(96%)
Teller
QuickDeposit

Note: For footnoted information, refer to appendix

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CCB has experienced strong growth across key business drivers, outpacing operational volumes, while unit costs significantly decreased

Strong momentum across key business drivers[1]…

Average deposit growth	Card sales volumes[2]	Average core loan growth	Merchant processing volume	Card new accounts[2]
↑ 9%	↑ 9%	↑ 16%	↑ 12%	↑ 13%

…while continuing to improve unit costs

Operations	Volume CAGR[1]	Unit cost CAGR[1]
Customer service (inbound calls)	2%	(3%)
Collections	(2%)	(9%)
Merchant processing transactions[3]	11%	0%

[1] Reflects CAGR from 2013 – 2016
[2] Excludes Commercial Card
[3] Excludes network licensing fees for ChaseNet

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We have substantially reduced expense, while continuing to prudently invest

CCB expense ($B)



$25.6
($2.4)
$1.0
$0.7
$25.0
2014
Structural expense
Auto lease growth
Incremental investments and growth¹
2016 exit²

	2014	2016 exit
Overhead	58%	55%[4]
Headcount[3]	148.2K	141.0K

Note: For footnoted information, refer to appendix

Overall progress since 2014

CCB structural expense[5]

~$2.4B

CCB overhead ratio[6]

~225 bps

CCB headcount[3]

~7K

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Our structural expense reduction initiatives are substantially complete, but work to eliminate waste will always continue

Structural expense initiatives overview

Select initiatives	Structural savings (2016 exit vs. 2014)	Accomplishments since 2014
Mortgage transformation[1]	~$1.2B	✓ Process streamlining ✓ Overall delinquency rate[2] approaching lowest level in a decade ✓ Product simplification (e.g., sale of USDA business)
Branch transformation	~$0.5B	✓ Reduced teller transactions by ~130mm ✓ Decreased transactional staff by ~15% ✓ Continued rolling out next generation of ATMs
Technology efficiencies	~$0.2B	✓ Rationalized technology spend ✓ Reduced consumables
Digital adoption and paperless	~$0.1B	✓ Grew active digital customers by ~20%[3] ✓ Reduced number of paper statements by 24%
Various initiatives[4]	~$0.5B	✓ Vendor rationalization ✓ Real estate/location strategy ✓ Marketing efficiencies
Total structural expense reduction	**~$2.4B**	

Note: Numbers may not sum due to rounding; 2016 exit reflects 4Q16 annualized
[1] Includes mortgage operating losses, in large part foreclosure-related
[2] Based on total mortgage and home equity loans serviced, as reported to Inside Mortgage Finance (IMF) as of December 2016
[3] Users of all web and/or mobile platforms who have logged in within the past 90 days
[4] Includes non-core items

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We are focused on executing the next wave of expense reduction strategies

Expense reduction strategies	
Focus areas	**Planned strategies**
Operations integration	▪ Increase data sharing with partners to reduce fraud ▪ Reduce the cost of metal and plastic cards
Branch transformation	▪ Modernize teller staffing tools ▪ Data driven sales leads ▪ Digital account opening and digital wealth management
Technology efficiencies	▪ Agile development and cloud-based technology ▪ Consolidate internal applications
Support customers' transition to digital channels	▪ Digital mortgage pilot ▪ E-letters and bill pay merchant directory ▪ Increase paperless new checking accounts

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We expect to achieve a ~50% overhead ratio in the medium-term



CCB overhead ratio
55%
(~5%)
~1%
~2.5%
(~2.5%)
(~1%)
~50%
2016 overhead ratio
Revenue growth (excl. interest rate impact)[1]
Growth in auto lease business
Incremental investments and growth[2]
Efficiencies
Interest rate impact
Target overhead ratio

[1] Excludes incremental auto lease income
[2] Includes marketing, investments in payments and digital innovation and technology, and business growth

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Page Agenda C O N S U M E R & C O M M U N I T Y B A N K I N G Payments 13 Consumer & Community Banking 1 Mortgage Banking 24 Banking 37 Appendix 57

Key business drivers ($B, except ratios and where otherwise noted) 2015 2016 YoY ∆ Payments Card average loans $126 $131 4% Card end of period loans $131 $142 8% Credit card sales volume1 $496 $545 10% Debit & credit card sales volume1 $754 $818 9% Merchant processing volume $949 $1,063 12% Card new accounts opened (mm)1 8.7 10.4 20% Card Services net revenue rate 12.33% 11.29% (104) bps Card net charge-off rate 2.51% 2.63% 12 bps Payments has seen strong metric growth driven by investments in the business 4Q16 sales1 growth showed significant improvement of 14% year-over-year 1 Credit card data excludes Commercial Card P A Y M E N T S 13

Our strong business performance has resulted in leading market positions P A Y M E N T S 07/20/11 General purpose credit card sales market share1 General purpose credit card EOP outstandings market share1 Source: Company filings; internal JPMorgan Chase estimates Note: Numbers may not sum due to rounding 1 Based on 4Q16 sales volume and loans outstanding disclosures by peers and internal JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Outstandings exclude private label, AXP Charge Card, and Citi Retail Cards 2 AXP reflects the U.S. Consumer segment and internal JPMorgan Chase estimates for AXP’s U.S. small business sales 20.9% 21.7% 7.8% 11.5% 24.3% 19.9% 9.4% 8.9% 5.1% 4.7% 11.0% 11.0% 21.6% 22.3% 4Q15 4Q16 Chase C AXP BAC DFS COF Other ▲80 bps ▼77 bps ▼47 bps ▼32 bps ▲ 6 bps ▲69 bps YoY ∆ 2 16.4% 16.7% 8.4% 10.1% 8.3% 6.9% 11.2% 10.9% 7.2% 7.2% 9.7% 10.1% 38.8% 38.2% 4Q15 4Q16 Chase C AXP BAC DFS COF Other YoY ∆ 2 ▼33 bps ▲ 1 bp ▲39 bps ▼ 61 bps ▲28 bps ▲ 27 bps 14

Our overall card and payments strategy balances a focus on core business growth with future investment

Payments strategy

Consumer to Business	Person-to-Person	Integrated Merchant Experience
▪ Deliver superior consumer value by launching new and enhanced products ▪ Lead payments innovation with unique solutions	▪ Build simplified, real-time person-to-person (P2P) payment solution	▪ Core acquiring and processing services ▪ ChaseNet closed loop system ▪ Integrated merchant loyalty

Ensure Chase cards can be used everywhere our customers shop

PAYMENTS

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JPMORGAN CHASE & CO.

New product launches and a broad investment in marketing have generated strong customer engagement and return on our investment



Acquisition vintage in-year performance
Vintage in-year sales
~2x
2012
2016
Vintage in-year outstandings
>2x
2012
2016



Total portfolio performance
Average sales per account
+7% CAGR
2012
2016
Average % of accounts with sales activity
+7ppt
2012
2016

Note: Data excludes Commercial Card and certain terminated partner portfolios

PAYMENTS
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JPMORGAN CHASE & CO.

The new Sapphire Reserve customers we are acquiring have attractive characteristics

Early adopter profile of Sapphire Reserve customers as of December 2016	
Average income[1]	>$180K
Average Deposit & Investment wallet	>$800K
Average FICO score	>785
Lift in On Chase spend[2]	>50%

[1] Reflects self-reported income at time of application
[2] Compares July 2016 and December 2016 credit card spend (Pre-Reserve vs. Post-Reserve acquisition for existing Chase card customers only). Excludes December acquisitions

PAYMENTS
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JPMorgan Chase & Co.

Chase Card has modest exposure to FICO <660, and is lowest in the 640 – 720 range 28% 29% 30% 31% 34% 38% Chase AXP DFS C COF BAC Chase vs. competitors – FICO <660 portfolio mix1 Chase vs. competitors FICO (640 – 720) portfolio mix2 15% 15% 34% 36% 25% 25% 17% 18% 16% 15% 14% 14% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 0% 6% 12% 18% 24% 30% 36% Chase COF WFC DFS C BAC 1 Source: “U.S. Cards Subprime Plateau,” Autonomous sell-side research report, 11/3/2016. Leveraged peers’ Form10-Q/K disclosures and incorporates their own internal estimates. Credit card loans without a FICO score included in FICO <660 category 2 Based on Lightspeed Behavioral Tracking Panel data for sample of existing portfolios’ customers polled during 3Q16. Data represents FICO scores from 640 – 719 P A Y M E N T S 18

Digital 77% Branch 13% Direct mail 8% Other 2% Increased efficiencies within our acquisition channels P A Y M E N T S Acquisitions are moving to lower cost channels 2016 new credit card accounts by channel1 Increased mobile acquisitions 1 Data excludes Commercial Card and certain terminated partner portfolios 2 Represents applications from smartphone and tablet visitors in Chase-hosted digital channels; excludes applications hosted on partner sites 2012 2016 % of total digital credit card applications sourced from mobile devices2 19 +28ppt

Our investments in Payments extend into P2P, an important emerging segment, and we continue to enhance and grow our P2P offering with Chase QuickPay

We are well positioned to succeed in P2P

Active mobile CBB households[1]

15mm
90 day active as of 4Q16

Chase QuickPay user households[2]

4mm
90 day active as of 4Q16

P2P volume and growth[3]

$28B
2016 Chase QuickPay volume

+38%
YoY growth

Annual P2P transactions[3]

94mm
2016 Chase QuickPay transactions

[1] CBB households with a user of all mobile platforms who has logged in within the past 90 days
[2] Represents figures for CBB households only who have agreed to the Chase QuickPay legal agreements and sent a payment via Chase QuickPay during the selected time frame (as of December 2016)
[3] Includes Chase QuickPay transactions from CBB households

PAYMENTS
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JPMORGAN CHASE & CO.

Chase Pay, our proprietary digital solution, expands the capabilities of our successful core business with an innovative product P A Y M E N T S Track purchases Pay securely Easy digital checkout Keep cards updated Order/pay ahead1 Automatic savings Key Features Key Partners LevelUp 1 Order/pay ahead is not available at Starbucks locations within the Chase Pay app 21

$655 $1,063 2012 2016 P A Y M E N T S Commerce Solutions surpassed $1 trillion in processing volume Commerce Solutions total processing volume ($B) +13% CAGR New company relationships by referral source1 Internal >55% External <45% Deal closure rate by relationship1 Prospects Existing JPM clients +20ppt 1 Data represents full-year 2016. Sales lead classification based on internal JPMorgan Chase data 22

We made significant progress in 2016, and our go-forward strategy remains consistent

What we've accomplished	Where we're headed
✓ #1 position in both credit card sales and outstandings market share[1]	1 Deliver overall financial returns
✓ Surpassed $1T in merchant processing volume	2 Provide superior customer value
✓ Successfully launched new partner and branded products	3 Lead payments innovation and transform the payment experience
✓ Renewed 80% of co-brand sales volume in the last two years	
✓ Launched Chase Pay with Starbucks and Best Buy	

Create lifelong, engaged relationships by serving all spending and borrowing needs of our targeted customer segments

[1] Based on 4Q16 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and internal JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and internal JPMorgan Chase estimates for AXP's U.S. small business sales. Outstandings exclude private label, AXP Charge Card, and Citi Retail Cards

PAYMENTS
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JPMORGAN CHASE & CO.

Page Agenda C O N S U M E R & C O M M U N I T Y B A N K I N G Mortgage Banking 24 Payments 13 Consumer & Community Banking 1 Banking 37 Appendix 57

We continue to execute against our strategy of building a higher quality and less volatile mortgage business M O R T G A G E B A N K I N G Maximize our share of high quality originations Improve quality of servicing portfolio and de-risk the business Deliver a great customer experience Progress  Improved J.D. Power originations and servicing rankings  Expanded affordable lending programs  Increased our share of jumbo originations  Attractive returns and outstanding quality  Overall delinquency rate1 approaching lowest level in a decade  Sale of USDA business 1 Based on total mortgage and home equity loans serviced, as reported to IMF as of December 2016 24

The underlying performance of the business is strong Key business drivers ($B, except ratios and where otherwise noted) 2015 2016 YoY Δ Mortgage Production Total mortgage origination volume $106 $104 (3%) Consumer origination volume $36 $44 23% Correspondent origination volume $70 $59 (16%) Home equity origination volume $5 $7 40% Mortgage Servicing Total loans serviced (end of period) $910 $847 (7%) Third-party mortgage loans serviced (end of period) $674 $592 (12%) Foreclosure units (K, end of period) 73 47 (36%) Loan balances and credit performance Mortgage Banking loans (average) $204 $232 14% Mortgage Banking net charge-off rate1 0.18% 0.10% (8) bps Note: Numbers may not sum due to rounding 1 Excludes the impact of PCI loans M O R T G A G E B A N K I N G 25

We have seen improvement in internal and external measurements of customer satisfaction J.D. Power Mortgage surveys2 Annual Net Promoter Score1 2012 2013 2014 2015 2016 Chase rank 2015 2016 ’15 – ’16 change Originations Servicing 7 10 5 6 +2 +4 2010 12 13 1 Net Promoter Score = % promoters minus % detractors. Survey started in August 2012. Survey methodology changed in 3Q14 2 Source: "U.S. Primary Mortgage Origination and Servicer Satisfaction Studies,” J.D. Power, 2010, 2015, and 2016 M O R T G A G E B A N K I N G 26

We are focused on high-quality originations…

MORTGAGE BANKING

Total originations market share



Top 5 banks by originations[1]
All Other
46%
54%
75%
25%
2011
2016

- Mortgage companies and small banks have gained share from large banks
- The largest share gain for mortgage companies and small banks has been in government lending

Chase originations market share by product type[2]



2011
2016
9%
2%
3%
12%
Government
Jumbo

- We have shifted our origination mix toward high quality jumbo, consistent with our strategy of building a less volatile mortgage business
- The 30+ delinquency rate[3] for jumbo is 1.05%[4], compared to 13.15% for government products

[1] Source: IMF. Firmwide mortgage originations for top 5 ranked banks. Includes Conventional, Government, Jumbo, and excludes Home Equity
[2] Source: IMF and JPMorgan Chase internal data. Mortgage Banking only originations. Excludes Private Bank and Home Equity
[3] Data as of 12/31/2016. Based on unpaid principal balance of loans serviced. Includes foreclosures and excludes real estate owned ("REO") inventory
[4] Excludes PCI loans and private label securities

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JPMORGAN CHASE & CO.

…and continue to see strong core loan growth $51 $53 $57 $69 $108 $151 $174 $152 $132 $114 $96 $81 $225 $205 $189 $183 $204 $232 2011 2012 2013 2014 2015 2016 2011 – 2016 CAGR Non-core: (14%) Core: +24% Total: +1% Mortgage Banking average loan balances ($B) % of originations retained3 3% 4% 11% 33% 66% 49% Non-core1 Core2 1 Non-core loans include runoff portfolios, which are predominantly discontinued products no longer originated and PCI loans 2 Core loans primarily include loans held in Real Estate Portfolios, as well as loans residing in Mortgage Production and Mortgage Servicing, which are predominantly prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies 3 Excludes Home Equity and Private Bank loans M O R T G A G E B A N K I N G 28

2.37% 0.85% 0.37% 0.18% 0.10% FY12 FY13 FY14 FY15 FY16 Mortgage Banking net charge-off rate2 trend We continue to maintain strong credit performance (227) bps 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 4Q12 4Q13 4Q14 4Q15 4Q16 Mortgage Banking1 30+ delinquency rate (%) 3 1 Excludes PCI loans and mortgage loans insured by U.S. government agencies that are 30 or more days past due. These amounts have been excluded based upon the government guarantee 2 Excludes the impact of PCI loans 3 Includes the effect of incremental net charge-offs based on regulatory guidance M O R T G A G E B A N K I N G 29

We are actively managing our servicing book by bringing in high-quality new originations while reducing our volume of low-quality units 2014 – 2016 Chase servicing book activity Units 30+ delinquency rate New originations ~790K 0.02% Acquired servicing ~235K 0.10% Total “in flows” ~1,025K 0.04% Units 30+ delinquency rate Run-off ~1,850K 7.65% Sales ~350K 29.94% Total “out flows” ~2,200K 11.19% “Coming In” Dec 2014 through Dec 2016 “Going Out” Dec 2014 through Dec 2016 30+ delinquency rate1 for Chase servicing book 6.23% 4.70% December 2014 December 2016 Units in servicing book 6.5mm 5.4mm 1 Based on number of loans serviced. Includes foreclosures and second liens and excludes REO inventory M O R T G A G E B A N K I N G 30

Our default inventory continues to decline, driving lower overall servicing expense Non-Performing Performing Servicing cost per unit1 Note: Numbers may not sum due to rounding 1 2015 Chase data as defined by the Mortgage Bankers Association (MBA) in the Stratmor survey 2 Credit costs excluded from all time periods 3 FY12 includes ~$1B of additional expense for foreclosure-related matters (25 – 30x) Servicing expense2 ($B) $4.7 $3.0 $2.3 $2.0 $1.7 FY12 FY13 FY14 FY15 FY16 3 Foreclosure inventory (K) 312 167 93 73 47 FY12 FY13 FY14 FY15 FY16 (85%) >$3.0 M O R T G A G E B A N K I N G 31

We are through a significant portion of home equity interest-only recast risk for the legacy Chase book, with performance in line with expectations Note: Excludes PCI portfolio. Data as of December 2016 1 Based on carrying value; excludes home equity balloon loans that maintain an interest only payment after the draw period ends 2 Includes modifications which no longer exhibit recast risk based on modified terms 3 Current estimated combined LTV for junior lien home equity loans considers all available lien positions, as well as unused lines, related to the property M O R T G A G E B A N K I N G HELOC portfolio1 balance ($B) $13.1 $15.0 $0.6 $0.2 Past recast Future recast HELOC balance 30+ day delinquent balance 2 Loans with CLTV3 > 80% 27% 12% Past recast Future recast 703 743 600 650 700 750 800 Past recast Future recast Average FICO 32

We anticipate a smaller, purchase-driven market, with tightening primary and secondary spreads 1 Source: IMF 2014 through 2016; 2017F reflects average of forecasts from Fannie Mae (1/10/17), Freddie Mac (1/30/17), and MBA (1/19/17) 2 Source: Freddie Mac Primary Mortgage Market Survey (PMMS). Represents 30-yr fixed rate 3 Source: JPMorgan Chase Securitized Products Group (SPG) Research. Represents Fannie Mae 30-yr current coupon rate 4 Source: JPMorgan Chase SPG Research Mortgage origination market1 ($B) Primary2 and secondary3 mortgage rates 4.17% 3.85% 3.65% 4.25% 3.19% 2.84% 2.59% 3.28% 0.98% 1.01% 1.06% 0.97% 2014 2015 2016 2017F Primary Secondary Spread M O R T G A G E B A N K I N G $783 $924 $1,060 $1,077 $517 $811 $1,005 $468 $1,300 $1,735 $2,065 $1,545 2014 2015 2016 2017F Purchase Refinance 4 33

We are piloting a digital mortgage experience to address the needs of an increasingly tech-centric customer base Transparent – customers always know where they stand in the process Convenient – customers can securely upload documents to the platform Connected – customers can e-sign documents  Customers empowered with real-time information and transparency  Efficiency gains for Chase through automation of manual handoffs  Ongoing enhancements to the platform …resulting in benefits for customers and Chase Our mobile-enabled customer portal will be… M O R T G A G E B A N K I N G 34

We have a tremendous growth opportunity within our own Chase customer base – our performance with CPC[1] customers shows the power of a differentiated experience

CCB household distribution by homeownership



60mm²
CCB households
~30mm³
With mortgage
~5mm²,⁴
Chase mortgage

% of Chase customers originating a mortgage with Chase by relationship type, FY2016 ($ basis)



>4x
Card
Checking
CPC

[1] Chase Private Client
[2] Reflects data as of November 2016
[3] JPMorgan Chase internal analysis
[4] JPMorgan Chase internal data

MORTGAGE BANKING

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JPMORGAN CHASE & CO.

We remain focused on executing against our strategy M O R T G A G E B A N K I N G  Improved the customer experience Enhanced the quality of the servicing portfolio and de-risked the business Substantially reduced expenses Grown our balance sheet with high quality originations What we’ve accomplished Positions us well to execute our strategy and drive future growth with our existing Chase customer base Where we’re headed Enrich digital experience for increasingly tech- centric customer base Transform Chase customer experience by leveraging internal and external data Accelerate focus on deepening Chase relationships 1 2 3 36

Page Agenda C O N S U M E R & C O M M U N I T Y B A N K I N G Banking 37 Payments 13 Mortgage Banking 24 Consumer & Community Banking 1 Appendix 57

Consumer & Business Banking strategic priorities and progress

		Progress
Acquire and deepen relationships	✓	Grew Consumer & Business Banking deposits & investments by ~$250B – a 10% CAGR since 2012
	✓	Acquired ~2.7mm net new consumer checking households and ~235K net new business households since year-end 2012
	✓	Primary bank for more than 70% of our consumer households and nearly 50% of our business households[1]
Increase digital engagement	✓	More than doubled Consumer & Business Banking households using mobile since year-end 2012[2]
	✓	Released next generation of ATM hardware and software with enhanced ATM functionality
Drive down expenses	✓	Reduced structural expenses by ~$600mm[3] since year-end 2014 while reinvesting a meaningful portion of the savings in marketing and digital
	✓	Reduced teller transactions by ~130mm since year-end 2014
	✓	Decreased transactional staff by 15% since year-end 2014

[1] Primary relationship based on internal JPMorgan Chase definition
[2] Users defined as consumer or business households that had at least one mobile log-in in a given quarter
[3] Savings from 2014 based on 2016 exit (4Q16 annualized)

BANKING

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JPMORGAN CHASE & CO.

2015 2016 YoY Δ Relationships (mm) Consumer households 23.3 23.9 3% Business households1 2.4 2.5 4% Financial metrics ($B) CBB revenue $18.0 $18.7 4% CBB non-interest expense $11.9 $11.8 (1%) CBB overhead ratio 66% 63% (3 ppt) Balances ($B) Average deposits2 $515 $571 11% Deposit margin2 1.90% 1.81% Client investment assets (end of period) $219 $235 7% % managed assets 41% 40% Average Business Banking loans3 $20.5 $21.9 7% Distribution channels Branches 5,413 5,258 (3%) ATMs 17,777 18,493 4% Average deposits/branch employee ($mm)2 $11.4 $12.5 10% Consumer & Business Banking business drivers Consumer & Business Banking business drivers B A N K I N G 1 Includes only Business Banking households that have either a business checking, savings, CD product or credit product on the Business Banking P&L 2 Includes Consumer & Business Banking deposits 3 Includes predominantly Business Banking loans as well as deposit overdrafts 38

9.8% 6.3% 2.7% 2.8% Chase National Banks Super Regional Other Change in deposits vs. industry (2012 – 2016 CAGR)1 Industry avg. growth = 4.0% We continue to lead the industry in deposit balance growth B A N K I N G Note: For footnoted information, refer to appendix 39

We have established our physical presence in faster growing markets B A N K I N G Chase performance in top 10 Chase markets (2012 – 2016)1 Chase top 10 markets by deposit balances (2016) Chase $ deposit growth rank Chase deposit share (2016) Chase share of $ deposit growth Chase growth rate vs. industry ex-Chase 1 New York, NY 1 21% 35% 2.3x 2 Los Angeles, CA 1 17% 29% 2.2x 3 Chicago, IL 1 19% 53% 5.7x 4 Houston, TX 1 21% 27% 1.5x 5 Dallas-Fort Worth, TX 1 19% 28% 1.8x 6 San Francisco, CA 3 13% 19% 1.8x 7 Miami, FL 2 12% 23% 2.7x 8 Phoenix, AZ 1 26% 29% 1.2x 9 Detroit, MI 1 20% 35% 2.5x 10 San Diego, CA 1 19% 29% 2.0x Note: For footnoted information, refer to appendix 4.6% 3.0% Chase markets Non-Chase markets Industry deposit growth (2012 – 2016 CAGR)1 Industry avg. growth = 4.0% 40

Three-quarters of our growth has come from customers who use our branches B A N K I N G Chase Consumer Bank deposit growth attribution by channel usage segment (2012 – 2016)1 Digitally- centric 18% Multi- channel 60% Branch- centric 16% Other 6% Households across generations continue to use the branch2 57% 64% 70% 71% Millennials Gen X Baby Boomers Silent Generation % of households using the branch (4Q16) Avg. visits/quarter3 3 4 5 5 Note: For footnoted information, refer to appendix 41

Digital engagement embeds us in our customers' daily lives – on average, mobile banking users have 5 mobile log-ins per week

Chase leadership positions

#1 rated mobile banking app and #1 in active mobile users among large bank peers[1]

#1 most visited banking portal in the U.S.[2]

#1 ATM network in the U.S.[3]

Key engagement metrics[4]

CBB mobile usage

+12%
households using mobile vs. 2015

5 log-ins
per week in 2016

CBB Chase QuickDeposit usage

+19%
households using QuickDeposit vs. 2015

74mm
transactions in 2016

CBB Chase QuickPay usage

+30%
households using QuickPay vs. 2015

94mm
transactions in 2016

[1] Source: "2016 Mobile Banking Financial Institution Scorecard," Javelin Strategy & Research, May 2016. Ranking is among large banks. Active mobile users based on disclosures by peers in 4Q16
[2] Source: SimilarWeb.com as of December 2016 (formerly compete.com)
[3] Based on competitor filings
[4] Households using mobile defined as households that have at least one log-in through the Chase Mobile app or via mobile browser in 4Q16. Households using QuickDeposit or QuickPay are defined as households that complete at least one of the specified transactions in 4Q16

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JPMORGAN CHASE & CO.

Digital engagement is a contributing factor to our record low attrition

Digitally-engaged households are growing rapidly…[1]



Digitally-engaged households
All other households
HH growth (2012 – 2016 CAGR)
(7%)
11%
4Q12
4Q16

…and exhibit higher Net Promoter Scores[1,2]



~+20%
All other households
Digitally-engaged households

Consumer Bank household attrition rates[3]



(4ppt)
2012
2013
2014
2015
2016

[1] Digitally-engaged households include digitally-centric and multi-channel households. All other households include branch-centric and other households

[2] Net Promoter Score = % promoters minus % detractors. Based on Net Promoter Score data collected from January – November 2016

[3] Attrition rates are based on Consumer Bank households with deposit products and include households that closed all of their deposit products with Chase. Attrition rate calculated by taking an average of the annualized monthly rates for the 12 months of each year

BANKING

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JPMORGAN CHASE & CO.

2014 2016 2014 2016 While delivering this winning experience, we have also reduced structural expenses B A N K I N G Annual teller transactions (mm) (~130mm) Annual self-service/digital transactions (mm)2 Online Mobile ATM % change +118% +1% (39%) ~+180mm Today, ~80% of transactions are completed through self-service channels; going forward, we will continue to drive transaction migration Example: branch transformation Branch transformation ~55% 1 2016 represents 2016 exit (4Q16 annualized) 2 Excludes mobile and online log-ins Branch and ATM consolidation ~20% Paperless ~15% Business Banking ~10% Distribution of structural expense reductions CBB structural expense reduction (2014 – 2016)1 ~50 Branch and ATM consolidation / other ~25% 44

As branch servicing volume decreases, we continue to optimize our network

Chase deposit share by market type[1]



2014 deposit share
2016 deposit share
10%
11%
12%
13%
15%
17%
Increasing branch count
Maintaining branch count
Reducing branch count
Net branch change
+43
0
(306)

Real estate optionality



2016 branch network
Lease maturity beyond 5 years ~25%
Flexibility to exit within 5 years ~75%

[1] Source: FDIC 2016 Summary of Deposit survey per SNL Financial. Excludes all branches with $500mm+ in deposits in the last ten years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC. Markets defined as JPMC micro-market (~4K local markets across the U.S.)

BANKING
45
JPMORGAN CHASE & CO.

We have a clear, focused strategy B A N K I N G  Primary bank for more than 70% of our consumer households1  Leading brand perception in trust and advice  Leading physical presence and digital capabilities  Strong positioning with Millennials  Success in promoting self-service options for everyday transactions What we’ve accomplished Where we’re headed Promote operational excellence across our organization Continue to evolve our leading multi-channel experience Develop lifelong relationships with our clients by delivering a powerful combination of a trusted brand, leading multi-channel access, advice and financial solutions to meet their evolving needs Enhance financial solutions and advice 1 2 3 1 Primary relationship based on internal JPMorgan Chase definition 46

Chase has built a powerful small business franchise

Chase for Business assets	
Online experience	#1 most visited banking portal in the U.S.[1]
Mobile offering	#1 rated mobile app for a large bank[2]
Branches	~5,250 branches and 10K+ specially-trained bankers
Deposits	#3 primary bank market share[3]
Business card	#2 small business credit card issuer by purchase volume[4]
Merchant services	#2 merchant acquirer[5]

We rank among the top 3 providers across all regions according to J.D. Power[6]

[1] Source: SimilarWeb.com as of December 2016 (formerly compete.com)
[2] Source: "2016 Mobile Banking Financial Institution Scorecard," Javelin Strategy & Research, May 2016. Ranking is among large banks
[3] Source: Barlow Research Associates, Primary Bank Market Share Database as of 4Q16. Rolling eight quarter average of small businesses with revenues of $100K – <$25mm
[4] Source: The Nilson Report, Issue 1089, June 2016. Data as of 2015 and AXP quarterly financial reports and presentations
[5] Source: The Nilson Report, Issue 1082, March 2016. Data as of 2015. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from JVs and revenue share arrangements are included in First Data's volume, First Data holds #1 share position in the U.S.
[6] Source: "U.S. Small Business Satisfaction Study," J.D. Power, 2016

BANKING
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JPMORGAN CHASE & CO.

The JPMC platform offers a unique value proposition to small businesses

Business Banking customers leverage product offerings across the firm


Consumer Banking
Treasury Services
Card Services
Business Banking
Commercial Banking
Commerce Solutions

- ~75% of customers have a **Consumer Banking** account[1]
- ~30% of customers use **Chase Card Services**[1]
- 15% of Relationship Managed customers use **Commerce Solutions** products[1]
- 200+ customers grew into **Commercial Banking** clients in 2016, migrating ~$1B in deposits
- Business Banking customers use multiple **Treasury Services** products

[1] As of December 2016. U.S. customers only

BANKING
48
JPMORGAN CHASE & CO.

Omni-channel capabilities enable Chase to meet the needs of small businesses

Small businesses increasingly interact digitally, leading to a decrease in teller transactions

# of mobile log-ins per business[1]


+31%
4Q14
4Q16

# of teller transactions


(19%)
4Q14
4Q16

Small businesses continue to rely upon the branch network, particularly for complex interactions

Total branch activity in 4Q16


Branch active[2]
Non-branch active
~70% of businesses transact at a branch at least once per quarter

Industry-wide channel preference for account opening[3]


55%
29%
16%
Branch
Majority online
Entirely online

[1] Channel usage per customer active in channel
[2] Branch active defined by at least one branch transaction per quarter
[3] Source: "Digital Account Opening Study: New Customer Experience," Barlow Research Associates, October 2016. Small businesses with revenues of $100K – <$25mm. New checking accounts only

BANKING
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JPMorgan Chase & Co.

2014 2016 Core markets Expansion markets We have had strong performance since 2014 led by our expansion markets B A N K I N G 2014 2016 Core markets Expansion markets Deposits average daily balance Loan average daily balance 2014 – 2016 CAGR ▲ 18% ▲ 8% 2014 – 2016 CAGR ▲ 21% ▲ 2% +10% CAGR 6% CAGR 50

The small business market is fragmented, creating an opportunity for Chase to consolidate primary bank share and deepen product penetration

Small business primary bank market share[1]



US Bank
Chase
Wells Fargo
Credit Unions
Bank of America
Other
3%
6%
9%
9%
10%
64%

Small business product usage



Industry[2]
Chase Business Banking
Opportunity
81%
48%
43%
10%
Business card
Merchant services
Deposit + Card + Merchant services
All three - Relationship Managed

10% of Relationship Managed customers have all three products with Chase

28mm[3] small businesses contribute ~$120B[4] to financial services revenue in the U.S.

[1] Source: Barlow Research Associates, Primary Bank Market Share Database as of 3Q16. Rolling eight quarter average of small businesses with revenues of $100K – <$25mm. Numbers may not sum due to rounding

[2] Source: "Oliver Wyman Survey of Small Business Owners," Oliver Wyman, 2Q14. Based on surveys of small businesses with checking accounts and revenues of $100K+. Card includes either credit or charge card

[3] Source: "Small Business Profiles for the States and Territories," U.S. Small Business Administration, 2014

[4] Source: "Digital Models for a Digital Age: Transition and Opportunity in Small Business Banking," McKinsey & Co., 2013. Based on 2011 data of small businesses with revenues of <$20mm

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JPMorgan Chase & Co.

BANKING

Deepening engagement with Relationship Managed customers through multi-product relationships leads to stronger deposit and revenue growth

Impact of small businesses choosing Chase for multiple products

Business Banking + Chase Card[1]

ink from CHASE

21% higher deposit balances

Business Banking + Chase Card + Merchant services[1]

ink from CHASE



43% higher deposit balances

Higher revenue[2]


2.3x
Business Banking Only
Deposit, Card, and Merchant services

Lower attrition[3]


(4ppt)
Business Banking Only
Deposit, Card, and Merchant services

Note: "Relationship Managed" includes customers assigned to Business Banking Relationship Manager portfolios. They typically have larger balances, more complex products, and larger credit relationships. "Business Banking" includes Business deposits and Business loans/lines

[1] Deposits as of December 2016

[2] Revenue annualized from December 2016

[3] Attrition based on P&L aligned bookends for December 2015 and December 2016 and Relationship Managed customers that closed all business accounts in the time period

BANKING
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JPMorgan Chase & Co.

We continue to invest for further growth B A N K I N G Deposits and business loans Business card Merchant services Chase Business Quick Capital (OnDeck) Next-day funding and product simplification Expanded product set and improved credit decision time Investment initiatives Digital platform New Chase Business Online integrating Deposit, Payments, and Lending Customer onboarding Common application and underwriting 53

Fintech collaboration can accelerate our growth B A N K I N G Chase Business Quick Capital 2012 2016 1.6 9.6 +57% CAGR Small business online lending in the U.S. ($B)1 1 Loan originations derived from internal JPMorgan Chase estimates using select financial reporting of online marketplace lenders and “Global Marketplace Lending: Disruptive Innovation in Financials,” Morgan Stanley, May 2015 54

9.5% 8.8% 9.6% 9.7% 6.2% 8.5% 4% 8% 12% 2012 2013 2014 2015 2016 Bank of America Wells Fargo Chase Our Net Promoter Score and primary bank market share show the momentum we have to build upon Primary bank market share of top 3 banks2 We have grown primary bank market share from ~6% to ~9% over the past four years Net Promoter Score1 29 34 36 36 40 25 35 45 2012 2013 2014 2015 2016 1 Net Promoter Score = % promoters minus % detractors. Survey transitioned from phone to email in September 2015. Survey design changed in 3Q16 2 Source: Barlow Research Associates, Primary Bank Market Share Database as of 4Q16. Rolling eight quarter average of small businesses with revenues of $100K – <$25mm B A N K I N G 55

We have competitive positions across our businesses, and opportunity remains to continue to grow

Powerful customer franchise	▪ Consumer relationships with almost half of U.S. households ▪ #1 in primary bank relationships within Chase footprint[1]
Firmwide capabilities to meet customer needs	▪ Access to J.P. Morgan investment expertise, advice, and market perspectives ▪ Business Banking access to Treasury Services cash management solutions
Attractive footprint	▪ Branch network concentrated in the highest growth U.S. markets[2] ▪ Over 50% of affluent U.S. households live within 2 miles of a Chase branch or ATM
Leading position in digital banking	▪ #1 most visited banking portal in the U.S.[3] ▪ #1 rated mobile banking app[4]
World-class payments franchise	▪ #1 in total U.S. credit and debit payments volume[5] ▪ #2 merchant acquirer[6]
National, scale lending businesses	▪ #1 U.S. credit card issuer[7] and #1 U.S. co-brand credit card issuer[8] ▪ #2 mortgage originator and servicer[9] ▪ #3 bank auto lender[10]

Note: For footnoted information, refer to appendix

BANKING

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JPMORGAN CHASE & CO.

Page Agenda C O N S U M E R & C O M M U N I T Y B A N K I N G Appendix 57 Payments 13 Mortgage Banking 24 Banking 37 Consumer & Community Banking 1

1. Consumer Bank household channel segments are defined based on the tenure of the household as of the respective time period. For households with tenure of greater than 12 months, we use the following thresholds calculated over a year: Digitally-centric – <=4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Multi-channel – >4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Branch-centric – >4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year; Other – <=4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. For households that are less than 12 months on books, we reduce the thresholds by 75% and track the household activity over a 3 month time period. Digitally-engaged households includes Digitally-centric households and Multi-channel households. All other households includes Branch-centric households and Other households 2. Attrition rates are based on Consumer Bank households with deposit products and includes households that closed all of their deposit products with Chase. Attrition rate for each Consumer Bank household channel segment is calculated by reclassifying households into segments each month based on their channel activity and by taking an average of the annualized monthly rates for the 12 months of 2016 3. Includes households that had at least one credit transaction and one debit transaction in 2016. Normalized for number of customers per household Notes on slide 7 – Our growing digitally-engaged customer base delivers strong performance metrics A P P E N D I X 57

Notes on slide 9 – We have substantially reduced expense, while continuing to prudently invest A P P E N D I X Note: Numbers may not sum due to rounding; 2016 exit reflects 4Q16 annualized 1. Includes marketing, investments in select payments and digital projects, and select business growth and technology investments 2. Excludes non-core items, FDIC surcharge, and normalized legal expense at 2014 levels given the legal benefit in 2016 3. Includes employees and contractors 4. Reflects full-year 2016 5. Reflects 2016 exit vs. 2014 6. Reflects full-year 2016 vs. 2014 58

1. FDIC 2016 Summary of Deposits survey per SNL Financial. Excludes all branches with $500mm+ in deposits in any of the last ten years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC. National banks include Wells Fargo, Bank of America, Citi, and U.S. Bancorp. Super regional banks include all other top 50 banks by retail deposits (excluding deposits from branches with over $500mm in any of the last ten years) Notes on slide 39 – We continue to lead the industry in deposit balance growth A P P E N D I X 59

1. FDIC 2016 Summary of Deposits survey per SNL Financial. Excludes all branches with $500mm+ in deposits in any of the last ten years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC. National banks include Wells Fargo, Bank of America, Citi, and U.S. Bancorp. Super regional banks include all other top 50 banks by retail deposits (excluding deposits from branches with over $500mm in any of the last ten years). Chase markets are defined as core based statistical areas (CBSAs) with a Chase branch. Non-Chase markets are defined as CBSAs without a Chase branch. Chase top 10 markets defined as top ten markets by deposit balances in 2016. Chase $ deposit growth rank based on total dollar increase in deposits from 2012-2016. Chase share of $ deposit growth represents 2012-2016 increase in Chase deposits as a percentage of 2012-2016 total increase in deposits in each specified market. Chase growth rate versus the industry ex-Chase represents Chase annual growth rate from 2012-2016 in the specified market divided by the specified market ex-Chase annual growth rate from 2012-2016 Notes on slide 40 – We have established our physical presence in faster growing markets A P P E N D I X 60

1. Represents growth from 4Q12 to 4Q16. Consumer Bank household channel segments are defined based on the tenure of the household as of the respective time period. For households with tenure of greater than 12 months, we use the following thresholds calculated over a year: Digitally-centric – <=4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year. Multi- channel – >4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year. Branch-centric – >4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. Other – <=4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. For households with fewer than 12 months on books, we reduce the thresholds by 75% and track the household activity over a 3 month time period 2. Generations defined by head of household birth years: Millennials – born 1981 – 1997. Gen X – born 1965 – 1980. Baby Boomers – born 1946 – 1964. Silent Generation – born 1928 – 1945 3. Average visits per quarter for those who used the branch in 4Q16 Notes on slide 41 – Three-quarters of our growth has come from customers who use our branches A P P E N D I X 61

Notes on slide 56 – We have competitive positions across our businesses, and opportunity remains to continue to grow A P P E N D I X 1. Kantar TNS 4Q16 Retail Banking Monitor. Data is based on total U.S. (5K surveys per quarter) and Chase footprint (~2.8K surveys per quarter); Calculations derived from the following questions: "With which banks do you currently do business?" and "Which do you consider to be your main or primary bank?“ 2. Highest growth U.S. markets refers to top 30 core based statistical areas by deposit balance growth from 2012 to 2016, per SNL Financial 3. SimilarWeb.com as of December 2016 (formerly compete.com) 4. “2016 Mobile Banking Financial Institution Scorecard,” Javelin Strategy & Research, May 2016. Ranking is among large banks 5. The Nilson Report, Issue 1086, May 2016. Data as of 2015 6. The Nilson Report, Issue 1082, March 2016. Data as of 2015. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from JVs and revenue share arrangements are included in First Data’s volume, First Data holds #1 share position in the U.S. 7. Based on 4Q16 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and internal JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and internal JPMorgan Chase estimates for AXP’s U.S. small business sales. Outstandings exclude private label, AXP Charge Card, and Citi Retail Cards 8. “Credit Card Monitor 2016: Cobrand Market Shares by Issuer,” Phoenix, for 12-month period ending October 2016. Based on card accounts, revolving balance dollars and spending dollars 9. Inside Mortgage Finance as of 4Q16 for Servicer and Originator rankings 10. Experian AutoCount data for full-year 2016; bank auto lenders are non-captive auto lenders 62

Forward-looking statements A P P E N D I X This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available on JPMorgan Chase & Co.’s website https://www.jpmorganchase.com/corporate/investor- relations/investor-relations and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 63